ENTERGY

Statistical Report

&

Investor Guide

2004

ENTERGY’S focus in 2004 was on execution driven by fundamental points of view of our competitive, regulatory, and financial markets. We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in electronic form, with Excel spreadsheets, on our website at www.entergy.com/investor, in order to facilitate easier access and analysis.

Entergy Investor Relations

ENTERGY CORPORATION is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second–largest nuclear generator in the United States. Entergy delivers electricity to 2.7 million utility customers in Arkansas, Louisiana, Mississippi, and Texas. Entergy has annual revenues of more than $10 billion and approximately 14,000 employees.

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2004 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

In this report and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors (in addition to others described elsewhere in this report and in subsequent securities filings) include:

•	resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory proceedings, including those related to Entergy’s System Agreement and Entergy’s utility supply plan

•	Entergy’s ability to manage its operation and maintenance costs

•	the performance of Entergy’s generating plants, and particularly the capacity factors at its nuclear generating facilities

•	prices for power generated by Entergy’s unregulated generating facilities, the ability to extend or replace the existing purchased power agreements for those facilities, including the Non-Utility Nuclear plants, the ability to meet credit support requirements, and the prices and availability of power Entergy must purchase for its utility customers

•	Entergy’s ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities

•	changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions

•	actions of rating agencies, including changes in the ratings of debt and preferred stock, and changes in the rating agencies’ ratings criteria

•	changes in inflation, interest rates, and foreign currency exchange rates

•	Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms

•	volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities

•	changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the establishment of a regional transmission organization that includes Entergy’s utility service territory, and the application of market power criteria by FERC

•	changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those in the northeastern United States

•	uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel storage and disposal

•	resolution of pending or future applications for license extensions or modifications of nuclear generating facilities

•	changes in law resulting from proposed energy legislation

•	changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances

•	the economic climate, and particularly growth in Entergy’s service territory

•	variations in weather and the occurrence of hurricanes and other storms and disasters

•	advances in technology

•	the potential effects of threatened or actual terrorism and war

•	the effects of Entergy’s strategies to reduce current tax payments

•	the effects of litigation and government investigations

•	changes in accounting standards, corporate governance, and securities law requirements

•	Entergy’s ability to attract and retain talented management and directors

FINANCIAL MEASURES

Financial performance measures shown in this report include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures. This report includes non-GAAP measures of operational earnings, operational return on average invested capital, operational return on average common equity and operational net margin, as well as gross liquidity, net debt to net capital and net debt to net capital with off-balance sheet liabilities, when describing Entergy’s results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 8, 10, and 53-61. Further information about these measures can be found in Entergy’s investor earnings releases, which are posted on our website at www.entergy.com/earnings.

ENTERGY AT A GLANCE

CORPORATE STRUCTURE

CORPORATE PROFILE

Entergy Corporation, headquartered in New Orleans, Louisiana, is a Fortune 500 integrated energy company engaged primarily in electric power production and retail distribution operations.

•	30,000 MW electric generating capacity

•	2nd-largest U.S. nuclear generator

•	2.7 million utility customers

•	$10 billion revenues

•	14,000 employees

•	92 electric generating units operated

BUSINESS SEGMENTS

Entergy, an investor-owned public utility holding company, operates primarily through three business segments.

•	Utility

•	Entergy Nuclear (non-utility nuclear business)

•	Energy Commodity Services

Entergy Nuclear and Energy Commodity Services are referred to as Entergy’s Competitive Businesses.

Entergy-Koch, LP sold Entergy-Koch Trading and Gulf South Pipeline in the fourth quarter of 2004, and Entergy-Koch is no longer an operating entity.

BUSINESS SEGMENTS (CONTINUED)

UTILITY

Entergy’s utility companies generate, transmit, distribute, and sell electric power, with a small amount of natural gas distribution.

•	Five electric utilities with 2.7 million customers

•	Four states – Arkansas, Louisiana, Mississippi, Texas

•	22,000 MW generating capacity

•	Two gas utilities with 236,000 customers

ENTERGY ARKANSAS, INC. (EAI)

Entergy Arkansas generates, transmits, distributes, and sells electric power to 667,000 retail customers in portions of Arkansas.

ENTERGY GULF STATES, INC. (EGSI)

Entergy Gulf States generates, transmits, distributes, and sells electric power to 724,000 retail customers in portions of Texas and Louisiana. Entergy Gulf States also provides natural gas utility service to 91,000 customers in the Baton Rouge, Louisiana area.

ENTERGY LOUISIANA, INC. (ELI)

Entergy Louisiana generates, transmits, distributes, and sells electric power to 662,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI)

Entergy Mississippi generates, transmits, distributes, and sells electric power to 420,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)

Entergy New Orleans generates, transmits, distributes, and sells electric power to 189,000 retail customers in the city of New Orleans, Louisiana. Entergy New Orleans also provides natural gas utility service to 145,000 customers in the greater New Orleans area.

SYSTEM ENERGY RESOURCES, INC. (SERI)

System Energy owns and leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, and Entergy New Orleans.

UTILITY NUCLEAR PLANTS

Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russelville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana.

ENTERGY NUCLEAR

Entergy’s non-utility nuclear business owns and operates five nuclear power plants in the northeastern United States. This business is primarily focused on selling power produced by those plants to wholesale customers. This business also provides operations and management services to nuclear power plants owned by other utilities in the United States.

•	Five plants in northeastern U.S.

•	Pilgrim Nuclear Station in Plymouth, Massachusetts

•	James A. FitzPatrick in Oswego, New York

•	Indian Point Units 2 and 3 in Westchester County, New York

•	Vermont Yankee in Vernon, Vermont

•	4,058 MW owned generating capacity

•	800 MW under management services contract

•	Cooper Nuclear Station located near Brownville, Nebraska

•	Contracts with other nuclear owners to manage decommissioning for 2 plants, license renewal (in partnership with Framatome ANP) for 3 plants

ENERGY COMMODITY SERVICES

The energy commodity services business includes Entergy-Koch and Entergy’s non-nuclear wholesale assets business. Entergy-Koch engaged in two major businesses: energy commodity marketing and trading through Entergy-Koch Trading, and gas transportation and storage through Gulf South Pipeline. Entergy-Koch sold both of these businesses in the fourth quarter of 2004, and Entergy-Koch is no longer an operating entity.

NON-NUCLEAR WHOLESALE ASSETS BUSINESS

Entergy’s non-nuclear wholesale assets business sells to wholesale customers the electric power produced by power plants that it owns (approximately 1,500 net MW generating capacity) while it focuses on improving performance and exploring sales or restructuring opportunities for its power plants. Such opportunities are evaluated consistent with Entergy’s market-based point-of-view.

EXECUTIVE PROFILES

WAYNE LEONARD – CHIEF EXECUTIVE OFFICER

Wayne Leonard became Entergy’s chief executive officer on January 1, 1999. He joined Entergy in April 1998 as president and chief operating officer of the company’s domestic business, and he assumed additional responsibility for international operations in August 1998. In 2004, Entergy was honored for the second consecutive year to receive the Edison Electric Institute award in recognition of the highest total shareholder return over the last five years for large-cap utilities. The Platts/Business Week Global Energy Awards named Leonard CEO of the year and Entergy received the Energy Company of the Year award in 2003. Prior to joining Entergy, Leonard was president of Cinergy’s Energy Commodities Strategic Business Unit and president of Cinergy Capital Trading.

LEO DENAULT – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Leo Denault was named executive vice president and chief financial officer in February 2004. He was previously vice president of corporate development and strategic planning. He also has held the position of vice president, corporate development, since joining the company in March 1999. Denault assumed responsibility for the areas of strategic planning, the Office of the Chief Risk Officer, and strategic pricing and transmission services in 2002. Prior to joining Entergy, Denault was vice president of corporate development at Cinergy Corporation, where he reviewed every major investment transaction, including the acquisition of generation, distribution and trading businesses in the United States and abroad.

RICHARD SMITH – GROUP PRESIDENT, UTILITY OPERATIONS

Rick Smith was named group president, utility operations in January 2002. He is responsible for the regulated utility financial results, along with operation results of electric and natural gas distribution and customer service. In addition, Smith oversees utility regulatory support and regulated retail activities. He joined Entergy in September 1999 as senior vice president, transition management and later served as president of retail operations. Prior to joining Entergy, Smith was president of Cinergy Resources Inc, a non-regulated retail supply business. Prior to that, he served for three years as vice president of finance for Cinergy’s Energy Services business unit.

GARY TAYLOR – CHIEF EXECUTIVE OFFICER, ENTERGY NUCLEAR

Gary Taylor was named chief executive officer of Entergy’s nuclear businesses in April 2003. He joined Entergy in March 2000 as chief operating officer of its South region. Entergy operates five nuclear units in its retail electric service area and has acquired five nuclear plants in the northeast. Prior to joining Entergy, Taylor had been vice president of nuclear operations at South Carolina Electric & Gas Company, a subsidiary of SCANA Corporation, since 1995.

CURT HÉBERT – EXECUTIVE VICE PRESIDENT, EXTERNAL AFFAIRS

Curt Hébert joined Entergy as executive vice president, external affairs in September 2001 after a lengthy career as a government energy regulator at both the federal and state levels. His responsibilities include supervision of the company’s system and federal government relations, system regulatory affairs, external and internal communications, and corporate contribution functions. Prior to joining Entergy, Hébert was chairman of the Federal Energy Regulatory Commission. During Hébert’s four years of service as a member and later chairman, FERC was active in the restructuring of the electric utility and natural gas pipeline industries to promote competition.

MARK SAVOFF – EXECUTIVE VICE PRESIDENT, OPERATIONS

Mark Savoff was named executive vice president, operations in December 2003. He is responsible for fossil plant operations, transmission and distribution operations, system environmental and safety, system planning, compliance and performance management. Prior to joining Entergy, Savoff was vice president and corporate officer at GE Power Systems, Nuclear Energy. Before assuming his role as vice president, Nuclear Energy, he was General Manager of GE’s global nuclear fuel business and led the turnaround of GE’s global nuclear services business. He also served as president, Reuter-Stokes, a GE subsidiary.

MICHAEL KANSLER – PRESIDENT, ENTERGY NUCLEAR NORTHEAST

Michael Kansler was named president of Entergy Nuclear Northeast in January 2003 and has served as chief operating officer of Entergy Nuclear Northeast since January 2000. He is responsible for all of Entergy’s nuclear plants in the Northeast region and all other nuclear plants that the company may purchase or operate outside its traditional electric service territory. Kansler joined Entergy in 1998 as vice president of operations support, overseeing consolidated support functions for all five of Entergy’s nuclear power units. Prior to joining Entergy, Kansler spent more than 20 years at Virginia Power (now Dominion Resources).

JOHN McGAHA – PRESIDENT, ENTERGY NUCLEAR SOUTH

John McGaha was named president of Entergy Nuclear South in March 2000. He is responsible for Entergy’s five nuclear units in its retail electric service area. McGaha started his Entergy career in 1978 at the Waterford 3 plant, where he advanced to the position of general manager of plant operations. Since 1991, he has held numerous management positions, including vice president of operations support for Entergy Nuclear South, vice president of River Bend Station, and executive vice president and chief operating officer of Entergy Nuclear South. Prior to joining Entergy, McGaha was an electrical design engineer for Brown & Root, Inc. for three years, and he served in the U.S. Navy nuclear submarine program for five years.

UTILITY OPERATING COMPANY PRESIDENTS

RENAE CONLEY – PRESIDENT & CEO, ENTERGY LOUISIANA AND ENTERGY GULF STATES – LOUISIANA

Renae Conley was named president and CEO of Entergy Louisiana and Entergy Gulf States – Louisiana in mid-2000. She is responsible for the Louisiana utilities’ electric and gas distribution operations, customer service, economic development, regulatory and governmental affairs. Prior to joining Entergy in 1999 as vice president of investor relations, Conley was president of The Cincinnati Gas & Electric Company, a subsidiary of Cinergy Corp. Conley also served as president and CEO of Cadence, a joint venture of Cinergy and other utilities that provides energy management services. At Cinergy, Conley was also general manager of corporate communications and investor relations.

JOE DOMINO – PRESIDENT & CEO, ENTERGY GULF STATES – TEXAS

Joe Domino was named president and CEO of Entergy Texas in 1998. He is responsible for Entergy Texas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, he served as director of Entergy’s distribution operations in Texas and Southwest Louisiana. Domino joined Gulf States Utilities in 1970 as a planning engineer and was appointed director of Southern Region fossil plants in 1994.

HUGH McDONALD – PRESIDENT & CEO, ENTERGY ARKANSAS

Hugh McDonald was named president and CEO of Entergy Arkansas in spring 2000. He is responsible for Entergy Arkansas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to becoming Entergy Arkansas’ president, he led Entergy’s Retail Operations. McDonald joined Entergy in 1982 at the Waterford 3 nuclear plant. In 1989, he became executive assistant to the chairman of Entergy Louisiana/Entergy New Orleans and then led Entergy Louisiana’s Total Quality initiative until 1993. During Entergy’s merger with Gulf States Utilities, McDonald served as the special projects director for the functional integration of the transmission, distribution, and customer service organizations. McDonald has also held the positions of division manager for Entergy Mississippi and director of regulatory affairs, Entergy Gulf States – Texas.

DAN PACKER – PRESIDENT & CEO, ENTERGY NEW ORLEANS

Dan Packer was named president of Entergy New Orleans in 1996 and CEO in 1998. He is responsible for Entergy New Orleans’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Packer joined Entergy in 1982 as training manager at the Waterford 3 nuclear plant and later served as Waterford’s plant manager – the first African American in the United States to manage a nuclear plant. Prior to joining Entergy, Packer was a senior engineer with General Physics Corporation, worked for six years as training coordinator with Connecticut Yankee Atomic Power Company, and served in the U.S. Nuclear Navy Program from 1969 to 1975.

CAROLYN SHANKS – PRESIDENT & CEO, ENTERGY MISSISSIPPI

Carolyn Shanks was named President and CEO of Entergy Mississippi in July 1999. She is responsible for Entergy Mississippi’s electric distribution system, customer service, economic development, regulatory and governmental affairs. Shanks joined Entergy in 1983 as an accountant with Entergy Mississippi and later transferred to System Energy Resources, Inc., the subsidiary responsible for the operations of Grand Gulf Nuclear Station. In 1994, she was named director of business services for Entergy Operations, Inc., the subsidiary that manages Entergy’s five nuclear power plants in its retail electric service area. Shanks became vice president – finance and administration of Entergy Nuclear in February 1997.

CONSOLIDATED SELECTED DATA

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA

	2004	2003	2002	2001	2000
	(In millions, except percentages, per share amounts, and ratios)
Operating Revenues	$10,124	$9,195	$8,305	$9,621	$10,022
As-Reported Earnings	$910	$927	$599	$726	$679
Operational Earnings	$880	$982	$866	$726	$715
As-Reported Earnings Per Share – Diluted	$3.93	$4.01	$2.64	$3.23	$2.97
Less Special Items(a) Per Share	$0.13	$(0.24)	$(1.17)	$—	$(0.15)
Operational Earnings Per Share – Diluted	$3.80	$4.25	$3.81	$3.23	$3.12
Weather Impact – Earnings Per Share	$(0.11)	$(0.05)	$(0.01)	$(0.01)	$0.32
Shares of Common Stock Outstanding:
End of Year	216.8	228.9	222.4	220.7	219.6
Weighted Average – Diluted	231.2	231.1	227.3	224.7	228.5
Net Cash Flow Provided by Operating Activities	$2,929	$2,006	$2,182	$2,216	$1,968
Year-End Closing Market Price of Common Stock	$67.59	$57.13	$45.59	$39.11	$42.31
Book Value Per Share at End of Year	$38.26	$38.02	$35.24	$33.78	$31.89
Market Value of Equity	$14,655	$13,077	$10,140	$8,633	$9,292
Price to Earnings Ratio – As-Reported	17.18	14.25	17.29	12.10	14.24
Common Dividends Paid Per Share	$1.89	$1.60	$1.34	$1.28	$1.22
Common Dividend Payout Ratio	48%	40%	51%	39%	41%
Return on Average Common Equity – As-Reported	10.7%	11.2%	7.8%	10.0%	9.6%
Return on Average Common Equity – Operational	10.4%	11.9%	11.3%	10.0%	10.1%
Return on Average Invested Capital – As-Reported	7.3%	7.4%	5.8%	7.2%	6.6%
Return on Average Invested Capital – Operational	7.1%	7.7%	7.4%	7.2%	6.8%
Net Margin – As-Reported	9.0%	10.1%	7.2%	7.6%	6.8%
Net Margin – Operational	8.7%	10.7%	10.4%	7.5%	7.1%
Cash Flow Interest Coverage (# times)	7.11	5.05	4.92	4.09	4.59
Revolver Capacity	$1,490	$1,553	$1,018	$1,210	$113
Total Gross Liquidity	$2,298	$2,245	$2,353	$1,962	$1,495
Total Debt	$7,807	$8,182	$8,810	$8,442	$8,068
Debt to Capital Ratio	47.4%	47.5%	51.8%	53.2%	55.3%
Off-Balance Sheet Liabilities
Project Debt	$—	$—	$—	$265	$—
Debt of Joint Ventures – Entergy’s Share	$114	$387	$409	$347	$51
Leases – Entergy’s Share	$596	$501	$395	$343	$438

Total Off-Balance Sheet Liabilities	$710	$888	$804	$955	$489
Net Debt to Net Capital Ratio(b)	44.7%	45.3%	47.7%	51.0%	51.2%

Net Debt Ratio Including Off-Balance Sheet Liabilities(b)	47.1%	48.1%	50.3%	53.8%	52.8%

(a)	Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations.

(b)	Reclassification of amounts from cash and cash equivalents in first quarter 2005 impacts this ratio. See Consolidated Balance Sheets and Statements of Cash Flow.

OWNED AND LEASED CAPABILITY (MW)(a)

	Entergy Arkansas	Entergy Gulf States	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	System Energy	Entergy Nuclear(c)	Entergy Commodity Services(d)	Total
Gas/Oil	1,599	4,890	4,276	2,490	915	—	—	1,317	15,487
Coal	1,189	627	—	408	—	—	—	121	2,345

Total Fossil	2,788	5,517	4,276	2,898	915	—	—	1,438	17,832

Nuclear	1,837	968	1,087	—	—	1,143	4,058	—	9,093
Other(b)	70	—	—	—	—	—	—	80	150

Total	4,695	6,485	5,363	2,898	915	1,143	4,058	1,518	27,075

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	Other includes Hydro and Wind.

(c)	Reflects maximum capacity of generating unit.
(d)	Reflects nameplate rating of generating unit.

SECURITIES RATINGS (OUTLOOK)

Corporate Credit
	Moody’s	S&P
(As of May 2005)
Entergy	Baa3 (Stable)	BBB (Stable)

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2004					2003					YTD Change
	1Q(a)	2Q(a)	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($/share)
AS-REPORTED
Utility/Parent/Other	0.55	0.83	1.11	0.36	2.86	0.46	0.49	1.16	(0.17)	1.93	0.93

Competitive Businesses
Entergy Nuclear	0.29	0.27	0.28	0.22	1.06	0.86	0.19	0.25	(0.01)	1.30	(0.24)
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.03)	(0.02)	0.02	0.25	0.23	—	(0.01)	(0.02)	(0.07)	(0.10)	0.33
Entergy-Koch Trading	0.03	0.05	(0.21)	(0.21)	(0.35)	0.37	0.19	0.17	0.07	0.80	(1.15)
Gulf South Pipeline	0.04	0.01	0.02	0.06	0.13	0.04	0.03	0.01	0.01	0.08	0.05

Total Energy Commodity Services	0.04	0.04	(0.17)	0.10	0.01	0.41	0.21	0.16	0.01	0.78	(0.77)

Total Competitive Businesses	0.33	0.31	0.11	0.32	1.07	1.27	0.40	0.41	—	2.08	(1.01)

Consolidated As-Reported Earnings	0.88	1.14	1.22	0.68	3.93	1.73	0.89	1.57	(0.17)	4.01	(0.08)
LESS SPECIAL ITEMS
Utility/Parent/Other	—	—	—	0.07	0.07	(0.09)	(0.28)	—	(0.30)	(0.69)	0.76

Competitive Businesses
Entergy Nuclear	—	—	—	—	—	0.70	—	—	(0.25)	0.45	(0.45)
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	—	0.02	0.26	0.28	—	—	—	—	—	0.28
Entergy-Koch Trading	0.03	0.05	(0.21)	(0.21)	(0.35)	—	—	—	—	—	(0.35)
Gulf South Pipeline	0.04	0.01	0.02	0.06	0.13	—	—	—	—	—	0.13

Total Energy Commodity Services	0.07	0.06	(0.17)	0.11	0.06	—	—	—	—	—	0.06

Total Competitive Businesses	0.07	0.06	(0.17)	0.11	0.06	0.70	—	—	(0.25)	0.45	(0.39)

Total Special Items	0.07	0.06	(0.17)	0.18	0.13	0.61	(0.28)	—	(0.55)	(0.24)	0.37
OPERATIONAL
Utility/Parent/Other	0.55	0.83	1.11	0.29	2.79	0.55	0.77	1.16	0.13	2.62	0.17

Competitive Businesses
Entergy Nuclear	0.29	0.27	0.28	0.22	1.06	0.16	0.19	0.25	0.24	0.85	0.21
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.03)	(0.02)	—	(0.01)	(0.05)	—	(0.01)	(0.02)	(0.07)	(0.10)	0.05
Entergy-Koch Trading	—	—	—	—	—	0.37	0.19	0.17	0.07	0.80	(0.80)
Gulf South Pipeline	—	—	—	—	—	0.04	0.03	0.01	0.01	0.08	(0.08)

Total Energy Commodity Services	(0.03)	(0.02)	—	(0.01)	(0.05)	0.41	0.21	0.16	0.01	0.78	(0.83)

Total Competitive Businesses	0.26	0.25	0.28	0.21	1.01	0.57	0.40	0.41	0.25	1.63	(0.62)

Consolidated Operational Earnings	0.81	1.08	1.39	0.50	3.80	1.12	1.17	1.57	0.38	4.25	(0.45)
Weather Impact	(0.02)	(0.01)	(0.10)	—	(0.11)	0.02	(0.03)	(0.01)	(0.03)	(0.05)	(0.06)

SHARES OF COMMON STOCK OUTSTANDING (in millions)
End of Period	231.0	226.8	225.2	216.8	216.8	225.6	227.8	228.5	228.9	228.9	(12.1)
Weighted Average - Diluted	235.0	232.8	231.1	226.2	231.2	228.2	231.6	232.5	233.4	231.1	0.1

Totals may not foot due to rounding and accretion from share repurchase program.

(a)	Operational earnings for first quarter and second quarter 2004 were originally reported as $0.88 per share and $1.14 per share, respectively. Following the sales of Entergy-Koch, LP’s trading and pipeline businesses, Entergy began treating earnings from Entergy-Koch as a special item, which revises previously reported operational earnings.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2004					2003					YTD Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($/share)
UTILITY/PARENT/OTHER
SPECIAL ITEMS
River Bend loss provision	—	—	—	—	—	—	(0.28)	—	—	(0.29)	0.29
SFAS 143 implementation	—	—	—	—	—	(0.09)	—	—	—	(0.09)	0.09
Voluntary severance plan	—	—	—	—	—	—	—	—	(0.30)	(0.31)	0.31
Tax benefits – Entergy-Koch investment	—	—	—	0.07	0.07	—	—	—	—	—	0.07

Total	—	—	—	0.07	0.07	(0.09)	(0.28)	—	(0.30)	(0.69)	0.76

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	—	—	—	—	—	0.70	—	—	(0.03)	0.67	(0.67)
Voluntary severance plan	—	—	—	—	—	—	—	—	(0.22)	(0.22)	0.22
Energy Commodity Services
Entergy-Koch Trading earnings	0.03	0.05	(0.21)	(0.21)	(0.35)	—	—	—	—	—	(0.35)
Gulf South Pipeline earnings	0.04	0.01	0.02	0.06	0.13	—	—	—	—	—	0.13
Tax benefits on restructuring	—	—	—	0.42	0.41	—	—	—	—	—	0.41
Asset impairment reserve	—	—	—	(0.16)	(0.15)	—	—	—	—	—	(0.15)
Reduction in asset sale reserves	—	—	0.02	—	0.02	—	—	—	—	—	0.02

Total	0.07	0.06	(0.17)	0.11	0.06	0.70	—	—	(0.25)	0.45	(0.39)

TOTAL SPECIAL ITEMS	0.07	0.06	(0.17)	0.18	0.13	0.61	(0.28)	—	(0.55)	(0.24)	0.37

	2004					2003					YTD Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($ millions)
UTILITY/PARENT/OTHER
SPECIAL ITEMS
River Bend loss provision	—	—	—	—	—	—	(65.6)	—	—	(65.6)	65.6
SFAS 143 implementation	—	—	—	—	—	(21.3)	—	—	—	(21.3)	21.3
Voluntary severance plan	—	—	—	—	—	—	—	—	(71.0)	(71.0)	71.0
Tax benefits – Entergy-Koch investment	—	—	—	16.7	16.7	—	—	—	—	—	16.7

Total	—	—	—	16.7	16.7	(21.3)	(65.6)	—	(71.0)	(157.9)	174.6

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	—	—	—	—	—	160.3	—	—	(5.8)	154.4	(154.4)
Voluntary severance plan	—	—	—	—	—	—	—	—	(51.8)	(51.8)	51.8
Energy Commodity Services
Gain (loss) on disposition of assets	—	—	—	—	—	—	0.7	—	—	0.7	(0.7)
Entergy-Koch Trading earnings	6.4	10.1	(48.4)	(47.4)	(79.4)	—	—	—	—	—	(79.4)
Gulf South Pipeline earnings	8.7	2.9	3.3	14.3	29.3	—	—	—	—	—	29.3
Tax benefits on restructuring	—	—	—	93.6	93.6	—	—	—	—	—	93.6
Asset impairment reserve	—	—	—	(35.8)	(35.8)	—	—	—	—	—	(35.8)
Reduction in asset sale reserves	—	—	5.6	—	5.6	—	—	—	—	—	5.6

Total	15.1	13.0	(39.5)	24.7	13.3	160.3	0.7	—	(57.6)	103.3	(90.0)

TOTAL SPECIAL ITEMS	15.1	13.0	(39.5)	41.3	30.0	139.0	(64.9)	—	(128.6)	(54.6)	84.6

Totals may not foot due to rounding and accretion from share repurchase program.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2004	2003	2002	2001	2000
	($/share)
AS-REPORTED
Utility/Parent/Other	2.86	1.93	2.40	2.19	2.51

Competitive Businesses
Entergy Nuclear	1.06	1.30	0.88	0.57	0.22
Energy Commodity Services
Non-nuclear wholesale assets	0.23	(0.10)	(1.22)	—	0.24
Entergy-Koch Trading	(0.35)	0.80	0.36	0.34	—
Gulf South Pipeline	0.13	0.08	0.22	0.13	—

Total Energy Commodity Services	0.01	0.78	(0.64)	0.47	0.24

Total Competitive Businesses	1.07	2.08	0.24	1.04	0.46

Consolidated As-Reported Earnings	3.93	4.01	2.64	3.23	2.97
LESS SPECIAL ITEMS
Utility/Parent/Other	0.07	(0.69)	—	(0.09)	(0.21)

Competitive Businesses
Entergy Nuclear	—	0.45	—	—	—
Energy Commodity Services
Non-nuclear wholesale assets	0.28	—	(1.17)	0.09	0.06
Entergy-Koch Trading	(0.35)	—	—	—	—
Gulf South Pipeline	0.13	—	—	—	—

Total Energy Commodity Services	0.06	—	(1.17)	0.09	0.06

Total Competitive Businesses	0.06	0.45	(1.17)	0.09	0.06

Total Special Items	0.13	(0.24)	(1.17)	—	(0.15)
OPERATIONAL
Utility/Parent/Other	2.79	2.62	2.40	2.28	2.72

Competitive Businesses
Entergy Nuclear	1.06	0.85	0.88	0.57	0.22
Energy Commodity Services
Non-nuclear wholesale assets	(0.05)	(0.10)	(0.05)	(0.09)	0.18
Entergy-Koch Trading	—	0.80	0.36	0.34	—
Gulf South Pipeline	—	0.08	0.22	0.13	—

Total Energy Commodity Services	(0.05)	0.78	0.53	0.38	0.18

Total Competitive Businesses	1.01	1.63	1.41	0.95	0.40

Consolidated Operational Earnings	3.80	4.25	3.81	3.23	3.12

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2004	2003	2002	2001	2000
	($/share)
UTILITY/PARENT/OTHER SPECIAL ITEMS
Tax benefits – Entergy-Koch investment	0.07	—	—	—	—
River Bend loss provision	—	(0.29)	—	—	—
SFAS 143 implementation	—	(0.09)	—	—	—
Voluntary severance plan	—	(0.31)	—	—	—
Merger expenses	—	—	—	(0.06)	—
Regulatory and reserve adjustments	—	—	—	—	(0.09)
Write-down of MyHomeKey investment	—	—	—	(0.03)	—
Write-down of Latin American assets	—	—	—	—	(0.12)

Total	0.07	(0.69)	—	(0.09)	(0.21)

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	—	0.67	—	—	—
Voluntary severance plan	—	(0.22)	—	—	—
Energy Commodity Services
Entergy-Koch Trading earnings	(0.35)	—	—	—	—
Gulf South Pipeline earnings	0.13	—	—	—	—
Tax benefits on restructuring	0.41	—	—	—	—
Asset impairment reserve	(0.15)	—	—	—	—
Reduction in asset sale reserves	0.02	—	—	—	—
Gain (loss) on disposition of assets	—	—	0.23	0.01	0.06
Asset and contract impairments	—	—	(0.62)	—	—
Turbine commitment	—	—	(0.52)	—	—
Development costs	—	—	(0.09)	—	—
Restructuring costs	—	—	(0.17)	(0.02)	—
Damhead Creek mark-to-market gas contract	—	—	—	0.10	—

Total	0.06	0.45	(1.17)	0.09	0.06

TOTAL SPECIAL ITEMS	0.13	(0.24)	(1.17)	—	(0.15)

	2004	2003	2002	2001	2000
	($ millions)
UTILITY/PARENT/OTHER SPECIAL ITEMS
Tax benefits – Entergy-Koch investment	16.7	—	—	—	—
River Bend loss provision	—	(65.6)	—	—	—
SFAS 143 implementation	—	(21.3)	—	—	—
Voluntary severance plan	—	(71.0)	—	—	—
Merger expenses	—	—	—	(14.1)	—
Regulatory and reserve adjustments	—	—	—	—	(21.5)
Write-down of MyHomeKey investment	—	—	—	(6.8)	—
Write-down of Latin American assets	—	—	—	—	(27.6)

Total	16.7	(157.9)	—	(20.9)	(49.1)

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	—	154.4	—	—	—
Voluntary severance plan	—	(51.8)	—	—	—
Energy Commodity Services
Entergy-Koch Trading earnings	(79.4)	—	—	—	—
Gulf South Pipeline earnings	29.3	—	—	—	—
Tax benefits on restructuring	93.6	—	—	—	—
Asset impairment reserve	(35.8)	—	—	—	—
Reduction in asset sale reserves	5.6	—	—	—	—
Gain (loss) on disposition of assets	—	0.7	52.3	1.4	13.4
Asset and contract impairments	—	—	(141.9)	—	—
Turbine commitment	—	—	(117.2)	—	—
Development costs	—	—	(21.3)	—	—
Restructuring costs	—	—	(39.0)	(3.5)	—
Damhead Creek mark-to-market gas contract	—	—	—	23.5	—

Total	13.3	103.3	(267.1)	21.4	13.4

TOTAL SPECIAL ITEMS	30.0	(54.6)	(267.1)	0.5	(35.7)

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME

	2004	2003	2002	2001	2000
	In thousands, except share data, for the years ended December 31,
OPERATING REVENUES:
Domestic electric	$7,932,577	$7,397,175	$6,646,414	$7,244,827	$7,219,686
Natural gas	208,499	186,176	125,353	185,902	165,872
Competitive businesses	1,982,648	1,611,569	1,533,268	2,190,170	2,636,571

Total	10,123,724	9,194,920	8,305,035	9,620,899	10,022,129

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,488,208	1,987,217	2,154,596	3,681,677	2,645,835
Purchased power	2,092,922	1,697,959	833,829	1,021,432	2,662,881
Nuclear refueling outage expenses	166,072	159,995	105,592	89,145	70,511
Provision for turbine commitments, asset impairments, and restructuring charges	55,000	(7,743)	428,456	—	—
Other operation and maintenance	2,303,561	2,484,436	2,486,617	2,151,742	1,943,814
Decommissioning	149,529	146,100	76,417	28,586	58,634
Taxes other than income taxes	409,886	405,659	380,462	399,849	370,344
Depreciation and amortization	895,593	850,503	839,181	721,033	746,125
Other regulatory credits – net	(90,611)	(13,761)	(141,836)	(20,510)	34,073

Total	8,470,160	7,710,365	7,163,314	8,072,954	8,532,217

OPERATING INCOME	1,653,564	1,484,555	1,141,721	1,547,945	1,489,912

OTHER INCOME:
Allowance for equity funds used during construction	39,582	42,710	31,658	26,209	32,022
Interest and dividend income	109,809	87,386	118,325	159,805	163,050
Equity in earnings (loss) of unconsolidated equity affiliates	(78,727)	271,647	183,878	162,882	13,715
Miscellaneous – net	53,752	(76,505)	13,892	457	29,417

Total	124,416	325,238	347,753	349,353	238,204

INTEREST AND OTHER CHARGES:
Interest on long-term debt	463,384	485,964	526,442	563,758	495,909
Other interest – net	41,380	53,553	70,560	172,241	66,485
Allowance for borrowed funds used during construction	(25,741)	(33,191)	(24,538)	(21,419)	(24,114)

Total	479,023	506,326	572,464	714,580	538,280

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	1,298,957	1,303,467	917,010	1,182,718	1,189,836
Income taxes	365,908	490,074	293,938	455,693	478,921

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES	933,049	813,393	623,072	727,025	710,915

CUMULATIVE EFFECT OF ACCOUNTING CHANGES (NET OF INCOME TAXES OF $ 89,925 IN 2003 AND $ 10,064 IN 2001)	—	137,074	—	23,482	—

CONSOLIDATED NET INCOME	933,049	950,467	623,072	750,507	710,915
Preferred dividend requirements and other	23,525	23,524	23,712	24,311	31,621

EARNINGS APPLICABLE TO COMMON STOCK	$909,524	$926,943	$599,360	$726,196	$679,294

Earnings per average common share before cumulative effect of accounting changes:
Basic	$4.01	$3.48	$2.69	$3.18	$3.00
Diluted	$3.93	$3.42	$2.64	$3.13	$2.97
Earnings per average common share:
Basic	$4.01	$4.09	$2.69	$3.29	$3.00
Diluted	$3.93	$4.01	$2.64	$3.23	$2.97
Dividends declared per common share	$1.89	$1.60	$1.34	$1.28	$1.22
Average number of common shares outstanding:
Basic	226,863,758	226,804,370	223,047,431	220,944,270	226,580,449
Diluted	231,193,686	231,146,040	227,303,103	224,733,662	228,541,307

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2004 CONSOLIDATING INCOME STATEMENT (unaudited)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, except share data, for the year ended December 31, 2004.
OPERATING REVENUES:
Domestic electric	$7,934,312	$—	$(1,735)	$7,932,577
Natural gas	208,499	—	—	208,499
Competitive businesses	486,804	1,558,302	(62,458)	1,982,648

Total	8,629,615	1,558,302	(64,193)	10,123,724

OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,272,610	215,598	—	2,488,208
Purchased power	2,108,160	48,132	(63,370)	2,092,922
Nuclear refueling outage expenses	66,824	99,248	—	166,072
Provision for turbine commitments, asset impairments and restructuring charges	—	55,000	—	55,000
Other operation and maintenance	1,614,071	690,957	(1,468)	2,303,561
Decommissioning	91,939	57,590	—	149,529
Taxes other than income taxes	354,627	55,260	—	409,886
Depreciation and amortization	830,464	65,130	—	895,593
Other regulatory credits – net	(90,611)	—	—	(90,611)

Total	7,248,084	1,286,915	(64,838)	8,470,160

OPERATING INCOME	1,381,531	271,387	645	1,653,564

OTHER INCOME:
Allowance for equity funds used during construction	39,582	—	—	39,582
Interest and dividend income	83,560	81,444	(55,195)	109,809
Equity in earnings (loss) of unconsolidated equity affiliates	(3)	(78,724)	—	(78,727)
Miscellaneous – net	23,703	30,695	(646)	53,752

Total	146,842	33,415	(55,841)	124,416

INTEREST AND OTHER CHARGES:
Interest on long-term debt	447,510	15,874	—	463,384
Other interest – net	43,179	53,342	(55,141)	41,380
Allowance for borrowed funds used during construction	(25,741)	—	—	(25,741)

Total	464,948	69,216	(55,141)	479,023

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	1,063,425	235,586	(55)	1,298,957
Income taxes	379,129	(13,221)	—	365,908

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES	684,296	248,807	(55)	933,049

CUMULATIVE EFFECT OF ACCOUNTING CHANGES	—	—	—	—

CONSOLIDATED NET INCOME	684,296	248,807	(55)	933,049
Preferred dividend requirements and other	23,283	297	(55)	23,525

EARNINGS APPLICABLE TO COMMON STOCK	$661,013	$248,510	$—	$909,524

Earnings per average common share:
Basic	$2.91	$1.10	—	$4.01
Diluted	$2.86	$1.07	—	$3.93
Average number of common shares outstanding:
Basic				226,863,758
Diluted				231,193,686

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2004	2003	2002	2001	2000
	In thousands, as of December 31,
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$79,136	$115,112	$169,788	$129,866	$157,550
Temporary cash investments - at cost, which approximates market	728,600	576,813	1,165,260	618,327	640,038
Special deposits	—	308	280	3,380	584,836

Total cash and cash equivalents	807,736	692,233	1,335,328	751,573	1,382,424

Other temporary investments	—	50,000	—	150,000	—
Notes receivable	3,092	1,730	2,078	2,137	3,608
Accounts receivable:
Customer	435,191	398,091	323,215	294,799	497,821
Allowance for doubtful accounts	(23,758)	(25,976)	(27,285)	(28,355)	(9,947)
Other	342,289	246,824	244,621	295,771	395,518
Accrued unbilled revenues	460,039	384,860	319,133	268,680	415,409

Total receivables	1,213,761	1,003,799	859,684	830,895	1,298,801

Deferred fuel costs	85,911	245,973	55,653	172,444	568,331
Accumulated deferred income taxes	76,899	—	—	6,488	—
Fuel inventory - at average cost	127,251	110,482	96,467	97,497	93,679
Materials and supplies - at average cost	569,407	548,921	525,900	460,644	425,357
Deferred nuclear refueling outage costs	107,782	138,836	163,646	79,755	46,544
Prepayments and other	116,279	127,270	166,827	205,097	139,271

Total	3,108,118	2,919,244	3,205,583	2,756,530	3,958,015

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	231,779	1,053,328	824,209	766,103	136,487
Decommissioning trust funds	2,453,406	2,278,533	2,069,198	1,775,950	1,315,857
Non-utility property - at cost (less accumulated depreciation)	219,717	262,384	297,294	295,616	262,952
Other	90,992	152,681	277,539	495,542	79,917

Total	2,995,894	3,746,926	3,468,240	3,333,211	1,795,213

PROPERTY, PLANT AND EQUIPMENT:
Electric	29,053,340	28,035,899	26,789,538	26,359,676	25,137,862
Property under capital lease	738,554	751,815	746,624	753,310	831,822
Natural gas	262,787	236,622	209,969	201,841	190,989
Construction work in progress	1,197,551	1,380,982	1,232,891	882,829	936,785
Nuclear fuel under capital lease	262,469	278,683	259,433	265,464	277,673
Nuclear fuel	320,813	234,421	263,609	232,387	157,603

Total, property, plant and equipment	31,835,514	30,918,422	29,502,064	28,695,507	27,532,734
Less - accumulated depreciation and amortization	13,139,883	12,619,625	11,837,061	11,805,578	11,477,352

Property, plant and equipment - net	18,695,631	18,298,797	17,665,003	16,889,929	16,055,382

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset - net	746,413	830,539	844,105	946,126	980,266
Other regulatory assets	1,429,261	1,398,323	973,185	873,985	1,071,803
Long-term receivables	39,417	20,886	24,703	28,083	29,575
Goodwill	377,172	377,172	377,172	377,172	390,364
Other	918,871	935,501	946,375	705,275	1,171,278

Total	3,511,134	3,562,421	3,165,540	2,930,641	3,643,286

TOTAL ASSETS	$28,310,777	$28,527,388	$27,504,366	$25,910,311	$25,451,896

Certain prior year data has been reclassified to conform with current year presentation.

In first quarter 2005, Entergy reclassed from cash and cash equivalents to other temporary investments $188 million as of 12/31/04 and $185 million as of 12/31/03.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2004	2003	2002	2001	2000
	In thousands, as of December 31,
LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES:
Currently maturing long-term debt	$492,564	$524,372	$1,191,320	$682,771	$464,215
Notes payable	193	351	351	351,018	388,023
Accounts payable	896,528	796,572	855,446	592,529	1,204,227
Customer deposits	222,320	199,620	198,442	188,230	172,169
Taxes accrued	224,011	224,926	385,315	550,133	451,811
Accumulated deferred income taxes	—	22,963	26,468	—	225,649
Nuclear refueling outage costs	—	8,238	14,244	2,080	10,209
Interest accrued	144,478	139,603	175,440	192,420	172,033
Obligations under capital leases	133,847	159,978	153,822	149,352	156,907
Other	218,442	145,453	171,341	396,616	192,908

Total	2,332,383	2,222,076	3,172,189	3,105,149	3,438,151

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,067,381	4,779,513	4,250,800	3,974,664	3,249,083
Accumulated deferred investment tax credits	399,228	420,248	447,925	471,090	494,315
Obligations under capital leases	146,060	153,898	155,943	181,085	201,873
Other regulatory liabilities	329,767	291,239	185,579	135,878	135,586
Decommissioning and retirement cost liabilities	2,066,277	2,215,490	2,115,744	1,194,333	749,708
Transition to competition	79,101	79,098	79,098	231,512	191,934
Regulatory reserves	103,061	69,528	56,438	37,591	396,789
Accumulated provisions	549,914	506,960	389,868	425,399	390,116
Long-term debt	7,016,831	7,322,940	7,308,649	7,536,028	7,947,093
Preferred stock with sinking fund	17,400	20,852	—	—	—
Other	1,541,331	1,407,551	1,145,232	801,040	853,137

Total	17,316,351	17,267,317	16,135,276	14,988,620	14,609,634

Preferred stock with sinking fund	—	—	24,327	26,185	65,758
Preferred stock without sinking fund	365,356	334,337	334,337	334,337	334,688
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2004, 2003, 2002, and 2001; 248,094,614 in 2000	2,482	2,482	2,482	2,482	2,481
Paid-in capital	4,835,375	4,767,615	4,666,753	4,662,704	4,660,483
Retained earnings	4,984,302	4,502,508	3,938,693	3,638,448	3,190,639
Accumulated other comprehensive loss	(93,453)	(7,795)	(22,360)	(88,794)	(75,033)
Less – treasury stock, at cost (31,345,028 shares in 2004; 19,276,445 shares in 2003; 25,752,410 shares in 2002; 27,441,384 shares in 2001; 28,490,031 shares in 2000)	1,432,019	561,152	747,331	758,820	774,905

Total	8,296,687	8,703,658	7,838,237	7,456,020	7,003,665

Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$28,310,777	$28,527,388	$27,504,366	$25,910,311	$25,451,896

Certain prior year data has been reclassified to conform with current year presentation.

In first quarter 2005, Entergy reclassed from cash and cash equivalents to other temporary investments $188 million as of 12/31/04 and $185 million as of 12/31/03.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2004 CONSOLIDATING BALANCE SHEET (unaudited)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2004.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$62,001	$17,135	$—	$79,136
Temporary cash investments - at cost, which approximates market	561,207	167,393	—	728,600
Special deposits	—	—	—	—

Total cash and cash equivalents	623,208	184,526	—	807,736

Other temporary investments	—	—	—	—
Notes receivable	—	1,183,043	(1,179,951)	3,092
Accounts receivable:
Customer	435,191	—	—	435,191
Allowance for doubtful accounts	(21,576)	(2,182)	—	(23,758)
Associated companies	7,144	22,510	(29,654)	—
Other	185,899	156,389	—	342,289
Accrued unbilled revenues	460,039	—	—	460,039

Total receivables	1,066,697	176,717	(29,654)	1,213,761

Deferred fuel costs	85,911	—	—	85,911
Accumulated deferred income taxes	76,899	—	—	76,899
Fuel inventory - at average cost	125,454	1,797	—	127,251
Materials and supplies - at average cost	345,688	223,718	—	569,407
Deferred nuclear refueling outage costs	31,601	76,181	—	107,782
Prepayments and other	89,105	27,173	—	116,279

Total	2,444,563	1,873,157	(1,209,605)	3,108,118

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	8,054,793	512,571	(8,335,585)	231,779
Decommissioning trust funds	1,051,901	1,401,505	—	2,453,406
Non-utility property - at cost (less accumulated depreciation)	217,906	1,812	—	219,717
Other	33,682	57,310	—	90,992

Total	9,358,282	1,973,198	(8,335,585)	2,995,894

PROPERTY, PLANT AND EQUIPMENT:
Electric	27,193,633	1,863,661	(3,954)	29,053,340
Property under capital lease	738,554	—	—	738,554
Natural gas	262,787	—	—	262,787
Construction work in progress	952,092	245,460	—	1,197,551
Nuclear fuel under capital lease	262,469	—	—	262,469
Nuclear fuel	34,326	286,487	—	320,813

Total property, plant and equipment	29,443,861	2,395,608	(3,954)	31,835,514
Less - accumulated depreciation and amortization	12,905,551	234,332	–	13,139,883

Property, plant and equipment - net	16,538,310	2,161,276	(3,954)	18,695,631

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset - net	746,413	—	—	746,413
Other regulatory assets	1,429,261	—	—	1,429,261
Long-term receivables	39,417	—	—	39,417
Goodwill	374,099	3,073	—	377,172
Other	796,166	744,861	(622,156)	918,871

Total	3,385,356	747,934	(622,156)	3,511,134

TOTAL ASSETS	$31,726,511	$6,755,565	$(10,171,300)	$28,310,777

Totals may not foot due to rounding.

In first quarter 2005, Entergy reclassed from cash and cash equivalents to other temporary investments $188 million as of 12/31/04 and $185 million as of 12/31/03.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2004 CONSOLIDATING BALANCE SHEET (unaudited)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2004.
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$415,266	$77,297	$—	$492,564
Notes payable:
Associated companies	770,623	409,356	(1,179,980)	—
Other	43	150	—	193
Accounts payable:
Associated companies	14,781	10,811	(25,592)	—
Other	722,148	174,380	—	896,528
Customer deposits	222,157	162	—	222,320
Taxes accrued	178,671	45,340	—	224,011
Accumulated deferred income taxes	—	—	—	—
Nuclear refueling outage costs	—	—	—	—
Interest accrued	142,329	2,149	—	144,478
Obligations under capital leases	133,847	—	—	133,847
Other	83,478	134,965	—	218,442

Total	2,683,343	854,610	(1,205,572)	2,332,383

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,205,074	(137,693)	—	5,067,381
Accumulated deferred investment tax credits	399,228	—	—	399,228
Obligations under capital leases	146,060	—	—	146,060
Other regulatory liabilities	329,767	—	—	329,767
Decommissioning and retirement cost liabilities	1,327,988	738,289	—	2,066,277
Transition to competition	79,101	—	—	79,101
Regulatory reserves	103,061	—	—	103,061
Accumulated provisions	346,614	203,300	—	549,914
Long-term debt	6,648,504	409,719	(41,391)	7,016,831
Preferred stock with sinking fund	17,400	—	—	17,400
Other	1,597,079	533,237	(588,983)	1,541,331

Total	16,199,876	1,746,852	(630,374)	17,316,351

Preferred stock without sinking fund	330,831	426,462	(391,937)	365,356
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2004	2,205,191	1,091,856	(3,294,566)	2,482
Paid-in capital	5,940,702	1,978,925	(3,084,252)	4,835,375
Retained earnings	5,913,815	799,027	(1,728,541)	4,984,302
Accumulated other comprehensive income (loss)	4,772	(98,851)	626	(93,453)
Less – treasury stock, at cost (31,345,028 shares in 2004)	1,552,019	43,316	(163,316)	1,432,019

Total	12,512,461	3,727,641	(7,943,417)	8,296,687

Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$31,726,511	$6,755,565	$(10,171,300)	$28,310,777

Totals may not foot due to rounding.

In first quarter 2005, Entergy reclassed from cash and cash equivalents to other temporary investments $188 million as of 12/31/04 and $185 million as of 12/31/03.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2004	2003	2002	2001	2000
	In thousands, for the years ended December 31,
OPERATING ACTIVITIES:
Consolidated net income	$933,049	$950,467	$623,072	$750,507	$710,915
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	33,533	13,090	18,848	(359,199)	18,482
Other regulatory credits - net	(90,611)	(13,761)	(141,836)	(20,510)	34,073
Depreciation, amortization, and decommissioning	1,045,122	996,603	915,597	749,619	785,609
Deferred income taxes and investment tax credits	275,458	1,189,531	(256,664)	87,752	124,457
Cumulative effect of accounting changes	—	(137,074)	—	(23,482)	—
Equity in undistributed (loss) earnings of
unconsolidated equity affiliates - net of dividends	608,141	(176,036)	(181,878)	(150,799)	(13,715)
Provision for turbine commitments, asset
impairments, and restructuring charges	55,000	(7,743)	428,456	—	—
Changes in working capital:
Receivables	(210,419)	(140,612)	(43,957)	302,230	(437,146)
Fuel inventory	(16,769)	(14,015)	1,030	(3,419)	(20,447)
Accounts payable	95,306	(60,164)	286,230	(415,160)	543,606
Taxes accrued	75,055	(882,446)	462,956	486,676	20,871
Interest accrued	5,269	(35,837)	7,209	17,287	45,789
Deferred fuel	213,627	(33,874)	156,181	495,007	(38,001)
Other working capital accounts	41,008	16,809	(286,232)	(39,978)	102,336
Provision for estimated losses and reserves	(18,041)	196,619	10,533	19,093	6,019
Changes in other regulatory assets	48,626	22,671	71,132	119,215	(66,903)
Other	(164,035)	121,592	111,026	200,709	151,902

Net cash flow provided by operating activities	2,929,319	2,005,820	2,181,703	2,215,548	1,967,847

INVESTING ACTIVITIES:
Construction/capital expenditures	(1,410,610)	(1,568,943)	(1,530,301)	(1,380,417)	(1,493,717)
Allowance for equity funds used during construction	39,582	42,710	31,658	26,209	32,022
Nuclear fuel purchases	(238,170)	(224,308)	(250,309)	(130,670)	(121,127)
Proceeds from sale/leaseback of nuclear fuel	109,988	150,135	183,664	71,964	117,154
Proceeds from sale of assets and businesses	75,430	25,987	215,088	784,282	61,519
Investment in non-utility properties	(6,420)	(71,438)	(216,956)	(647,015)	(222,119)
Decrease (increase) in other investments	383,498	172,187	38,964	(631,975)	(15,943)
Changes in other temporary investments	50,000	(50,000)	150,000	(150,000)	321,351
Decommissioning trust contributions and realized change in trust assets	(89,807)	(91,518)	(84,914)	(95,571)	(63,805)
Other regulatory investments	(53,566)	(156,446)	(39,390)	(3,460)	(385,331)
Other	—	(11,496)	114,033	(68,067)	(44,016)

Net cash flow used in investing activities	(1,140,075)	(1,783,130)	(1,388,463)	(2,224,720)	(1,814,012)

FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	1,059,824	2,221,164	1,197,330	682,402	904,522
Common stock and treasury stock	170,237	217,521	130,061	64,345	41,908
Retirement of long-term debt	(1,478,894)	(2,409,917)	(1,341,274)	(962,112)	(181,329)
Repurchase of common stock	(1,017,996)	(8,135)	(118,499)	(36,895)	(550,206)
Redemption of preferred stock	(3,450)	(3,450)	(1,858)	(39,574)	(157,658)
Changes in credit line borrowings - net	49,846	(499,975)	244,333	(37,004)	267,000
Dividends paid:
Common stock	(427,901)	(362,814)	(298,991)	(269,122)	(271,019)
Preferred stock	(23,525)	(23,524)	(23,712)	(24,044)	(32,400)

Net cash flow provided by (used in) financing activities	(1,671,859)	(869,130)	(212,610)	(622,004)	20,818

Effect of exchange rates on cash and cash equivalents	(1,882)	3,345	3,125	325	(5,948)

Net increase (decrease) in cash and cash equivalents	115,503	(643,095)	583,755	(630,851)	168,705
Cash and cash equivalents at beginning of period	692,233	1,335,328	751,573	1,382,424	1,213,719

Cash and cash equivalents at end of period	$807,736	$692,233	$1,335,328	$751,573	$1,382,424

Certain prior year data has been reclassified to conform with current year presentation.

In first quarter 2005, Entergy reclassed from cash and cash equivalents to other temporary investments $188 million as of 12/31/04 and $185 million as of 12/31/03.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2004	2003	2002	2001	2000
	In thousands, for the years ended December 31,
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$477,768	$552,017	$633,931	$708,748	$505,414
Income taxes	$28,241	$188,709	$57,856	$(113,466)	$345,361
Noncash investing and financing activities:
Debt assumed by the Damhead Creek purchaser	—	—	$488,432	—	—
Decommissioning trust funds acquired in nuclear power plant acquisitions	—	—	$310,000	$430,000	—
Long-term debt refunded with proceeds from long-term debt issued in prior period	—	—	$(47,000)	—	—
Proceeds from long-term debt issued for the purpose of refunding prior long-term debt	—	—	—	$47,000	—
Acquisition of Indian Point 3 and FitzPatrick:
Fair value of assets acquired	—	—	—	—	$917,667
Initial cash paid at closing	—	—	—	—	$50,000
Liabilities assumed and notes issued to seller	—	—	—	—	$867,667

CASH FLOW INFORMATION BY BUSINESS

	Utility/ Parent/ Other	Entergy Nuclear	Energy Commodity Services	Consolidated
	For the years ended December 31, 2004, 2003, 2002, 2001, and 2000.
		($ thousands)
2004
Net cash flow provided by operating activities	2,034,882	414,518	479,919	2,929,319
Net cash flow provided by (used in) investing activities	(1,002,664)	(386,023)	248,612	(1,140,075)
Net cash flow used in financing activities	(909,431)	(37,894)	(724,534)	(1,671,859)
2003
Net cash flow provided by (used in) operating activities	1,934,587	182,524	(111,291)	2,005,820
Net cash flow used in investing activities	(1,520,097)	(184,913)	(78,120)	(1,783,130)
Net cash flow provided by (used in) financing activities	(1,028,623)	(6,672)	166,165	(869,130)
2002
Net cash flow provided by (used in) operating activities	1,903,828	281,589	(3,714)	2,181,703
Net cash flow used in investing activities	(949,039)	(438,664)	(760)	(1,388,463)
Net cash flow provided by (used in) financing activities	(322,621)	176,162	(66,151)	(212,610)
2001
Net cash flow provided by (used in) operating activities	2,080,010	263,476	(127,938)	2,215,548
Net cash flow provided by (used in) investing activities	(1,301,251)	(1,061,820)	138,351	(2,224,720)
Net cash flow provided by (used in) financing activities	(766,375)	292,872	(148,501)	(622,004)
2000
Net cash flow provided by operating activities	1,811,269	92,286	64,292	1,967,847
Net cash flow used in investing activities	(1,201,441)	(65,547)	(547,024)	(1,814,012)
Net cash flow provided by (used in) financing activities	(1,117,957)	599,827	538,948	20,818

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS, COMPREHENSIVE INCOME, AND PAID–IN CAPITAL

	2004		2003		2002		2001		2000
	In thousands, for the years ended December 31,
RETAINED EARNINGS
Retained Earnings – Beginning of period	$4,502,508		$3,938,693		$3,638,448		$3,190,639		$2,786,467
Add: Earnings applicable to common stock	909,524	$909,524	926,943	$926,943	599,360	$599,360	726,196	$726,196	679,294	$679,294
Deduct:
Dividends declared on common stock	427,740		362,941		299,031		278,342		275,929
Capital stock and other expenses	(10)		187		84		45		(807)

Total	427,730		363,128		299,115		278,387		275,122

Retained Earnings – End of period	$4,984,302		$4,502,508		$3,938,693		$3,638,448		$3,190,639

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Net of taxes)
Balance at beginning of period:
Accumulated derivative instrument fair value changes	$(25,811)		$17,313		$(17,973)		$—		$—
Other accumulated comprehensive (loss) items	18,016		(39,673)		(70,821)		(75,033)		(73,805)

Total	(7,795)		(22,360)		(88,794)		(75,033)		(73,805)

Cumulative effect to January 1, 2001 of accounting change regarding fair value of derivative instruments	—		—		—		(18,021)		—
Net derivative instrument fair value changes arising during the period	(115,600)	(115,600)	(43,124)	(43,124)	35,286	35,286	48	48	—	—
Foreign currency translation	1,882	1,882	4,169	4,169	65,948	(15,487)	4,615	4,615	(5,216)	(5,216)
Minimum pension liability	2,762	2,762	1,153	1,153	(10,489)	(10,489)	—	—	—	—
Net unrealized investment gains (losses)	25,298	25,298	52,367	52,367	(24,311)	(24,311)	(403)	(403)	3,988	3,988

Balance at end of period:
Accumulated derivative instrument fair value changes	(141,411)		(25,811)		17,313		(17,973)		—
Other accumulated comprehensive income (loss) items	47,958		18,016		(39,673)		(70,821)		(75,033)

Total	$(93,453)		$(7,795)		$(22,360)		$(88,794)		$(75,033)

Comprehensive Income		$823,866		$941,508		$584,359		$730,456		$678,066

PAID-IN CAPITAL
Paid-in Capital – Beginning of period	$4,767,615		$4,666,753		$4,662,704		$4,660,483		$4,636,163
Add:
Common stock issuances related to stock plans	67,760		100,862		4,049		2,221		24,320

Paid-in Capital – End of period	$4,835,375		$4,767,615		$4,666,753		$4,662,704		$4,660,483

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2004					2003					YTD% CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	207.2	265.2	282.2	154.9	909.5	395.0	205.6	365.8	(39.5)	926.9	(2)
ROIC – As-Reported (%)*	6.2	6.4	5.9	7.3	7.3	8.7	8.0	8.0	7.4	7.4	(1)
ROE – As-Reported (%)*	8.6	9.3	8.1	10.7	10.7	13.7	12.9	12.6	11.2	11.2	(4)
Net Margin – As-Reported (%)*	7.9	8.4	7.3	9.0	9.0	12.7	11.9	11.6	10.1	10.1	(11)
Cash Flow Interest Coverage (# times)*	5.77	5.97	6.39	7.11	7.11	4.41	4.54	4.28	5.05	5.05	41
Debt to Capital Ratio (%)*	47.3	47.4	46.8	47.4	47.4	49.5	50.9	48.4	47.5	47.5	—
NON-GAAP MEASURES
Operational Earnings ($ millions)	192.1	252.2	321.7	113.6	879.5	256.0	270.5	365.8	89.1	981.5	(10)
ROIC – Operational (%)*	7.2	7.0	6.7	7.1	7.1	7.9	7.5	7.6	7.7	7.7	(8)
ROE – Operational (%)*	10.7	10.4	9.7	10.4	10.4	12.0	11.7	11.7	11.9	11.9	(13)
Net Margin – Operational (%)*	9.8	9.4	8.7	8.7	8.7	11.1	10.8	10.8	10.7	10.7	(19)
Net Debt to Net Capital Ratio (%)*(a)	44.5	45.5	44.9	44.7	44.7	48.3	47.8	46.6	45.3	45.3	(1)

*	Trailing twelve months. Totals may not foot due to rounding.

(a)	Reclassification of amounts from cash and cash equivalents in first quarter 2005 impacts this ratio.

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

	2004	2003	2002	2001	2000
	($ millions)
Utility/Parent/Other	1,166	1,267	1,156	1,132	1,089
Entergy Nuclear	243	281	348	705	64
Energy Commodity Services	8	92	244	190	562

Total	1,417	1,640	1,748	2,027	1,715

PLANNED CAPITAL EXPENDITURES

	2005	2006	2007
	($ millions)
Maintenance Capital:
Utility/Parent/Other	745	718	774
Entergy Nuclear	72	72	60
Energy Commodity Services	3	4	6

Total planned maintenance capital	820	794	840

Capital Commitments:
Utility/Parent/Other	571	349	201
Entergy Nuclear	90	67	43
Energy Commodity Services	—	—	—

Total planned capital commitments	661	416	244

Total planned capital expenditures	1,481	1,210	1,084

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT

			Maturity Date	First Call Date	Current or First Call Price	As of December 31,
CUSIP		Rate				2004	2003	2002
						($ millions)
	Bank Credit Facility		(a)			50	—	535
	Bank Term Loan	2.98%	2005			60	60	60
	Bank Term Loan	3.08%	2008			35	35	—
29364GA*4	6.17% Notes	6.17%	03/08	Now	MW (T+.50%)	72	72	—
29364GB*3	6.23% Notes	6.23%	03/08	Now	MW (T+.50%)	15	15	—
29364GAC7	6.13% Notes	6.13%	09/08	Now	MW (T+.50%)	150	150	—
29364GAA1	7.75% Notes	7.75%	12/09	Now	MW (T+.50%)	267	267	267
29364GAB9	6.58% Notes	6.58%	05/10	Now	MW (T+.50%)	75	75	—
29364GB@1	6.9% Notes	6.90%	11/10	Now	MW (T+.50%)	140	140	—
29364GA@2	7.06% Notes	7.06%	03/11	Now	MW (T+.50%)	86	86	—

Total						950	900	862

(a)	At December 31, 2004, Entergy Corporation had in place two separate revolving credit facilities, a 5-year credit facility and a 3-year credit facility. The 5-year credit facility, which expires in December 2009, has a borrowing capacity of $500 million, none of which was outstanding at December 31, 2004. The 3-year credit facility, which expires in May 2007, has a borrowing capacity of $965 million, of which $50 million was outstanding at December 31, 2004.

UTILITY SELECTED DATA

UTILITY

UTILITY QUARTERLY FINANCIAL METRICS

	2004					2003					YTD % CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	115.7	195.0	258.0	74.7	643.4	107.8	121.7	272.9	(33.4)	469.1	37
ROIC – As-Reported (%)*	6.0	6.3	6.3	7.2	7.2	7.1	6.2	6.6	5.9	5.9	22
ROE – As-Reported (%)*	8.7	9.9	9.6	11.6	11.6	10.7	9.2	9.7	8.7	8.7	33
Debt to Capital Ratio (%)*	53.8	52.5	52.1	51.7	51.7	53.4	56.4	53.8	54.1	54.1	(4)
NON-GAAP MEASURES
Operational Earnings ($ millions)	115.7	195.0	258.0	74.7	643.4	129.1	187.3	272.9	36.7	626.1	3
ROIC – Operational (%)*	7.0	6.9	6.8	7.2	7.2	7.3	6.9	7.3	7.1	7.1	1
ROE – Operational (%)*	11.2	11.2	10.8	11.6	11.6	11.0	10.8	11.2	11.5	11.5	1
Net Debt to Net Capital Ratio (%)*	51.8	51.5	51.1	49.3	49.3	52.6	53.2	52.6	52.6	52.6	(6)

*	Trailing twelve months

Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS

	2004	2003	2002	2001	2000
GAAP MEASURES
As-Reported Earnings ($ millions)	643.4	469.1	583.2	550.2	586.6
ROIC – As-Reported (%)*	7.2	5.9	6.9	7.2	7.5
ROE – As-Reported (%)*	11.6	8.7	10.7	10.0	11.1
Debt to Capital Ratio (%)*	51.7	54.1	55.5	54.7	54.3
NON-GAAP MEASURES
Operational Earnings ($ millions)	643.4	626.1	583.2	552.6	608.1
ROIC – Operational (%)*	7.2	7.1	6.9	7.2	7.7
ROE – Operational (%)*	11.6	11.5	10.7	10.1	11.5
Net Debt to Net Capital Ratio (%)*	49.3	52.6	51.4	53.1	53.0

*	Trailing twelve months

UTILITY HISTORICAL CAPITAL EXPENDITURES

	2004	2003	2002	2001	2000
	($ millions)
Entergy Arkansas	270	335	277	281	369
Entergy Gulf States	358	349	355	318	278
Entergy Louisiana	240	258	210	203	203
Entergy Mississippi	163	189	158	160	121
Entergy New Orleans	51	66	58	61	49
System Energy Resources	32	18	40	40	37
Other	37	18	34	47	23

Total	1,152	1,233	1,132	1,110	1,080

UTILITY PLANNED CAPITAL EXPENDITURES

	2005		2006		2007
	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments
	($ millions)
Entergy Arkansas	179	142	169	53	183	49
Entergy Gulf States	216	59	205	45	219	35
Entergy Louisiana	135	320	136	97	159	79
Entergy Mississippi	138	9	120	126	125	9
Entergy New Orleans	46	1	40	—	51	4
System Energy Resources	12	26	14	28	15	24
Other	8	14	15	—	11	1

Total	734	571	699	349	763	201

UTILITY SECURITIES RATINGS (OUTLOOK)

	Mortgage Bonds			Preferred Stock
	Moody’s	S&P	Fitch	Moody’s	S&P	Fitch
(As of May 2005)
Entergy Arkansas, Inc.	Baa1 (stable)	A– (stable)	BBB+ (stable)	Ba1	BB+	BBB–
Entergy Gulf States, Inc.	Baa3 (stable)	BBB+ (stable)	BBB (stable)	Ba3	BB+	BB+
Entergy Louisiana, Inc.	Baa1 (stable)	A– (stable)	BBB+ (stable)	Ba1	BB+	BBB–
Entergy Mississippi, Inc.	Baa2 (stable)	A– (stable)	BBB+ (stable)	Ba2	BB+	BBB–
Entergy New Orleans, Inc.	Baa2 (stable)	A– (stable)	BBB (negative)	Ba2	BB+	BB+
System Energy Resources, Inc.	Baa3 (stable)	BBB (stable)	BBB– (stable)	N/A	N/A	N/A

UTILITY FINANCIAL RESULTS

2004 UTILITY/PARENT/OTHER CONSOLIDATING INCOME STATEMENT (unaudited)

	EAI	EGSI	ELI	EMI	ENOI	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, for the year ending December 31, 2004
OPERATING REVENUES:
Domestic electric	$1,653,145	$2,821,296	$2,226,986	$1,213,629	$588,457	$545,381	$(1,114,582)	$7,934,312
Natural gas	—	61,088	—	—	147,411	—	—	208,499
Competitive businesses	—	—	—	—	—	—	486,804	486,804

Total	1,653,145	2,882,384	2,226,986	1,213,629	735,868	545,381	(627,778)	8,629,615

OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	210,394	772,914	671,549	335,271	245,301	38,337	(1,158)	2,272,610
Purchased power	484,849	969,779	667,893	436,013	256,190	—	(706,566)	2,108,160
Nuclear refueling outage expenses	24,568	15,969	13,633	—	—	12,655	—	66,824
Other operation and maintenance	384,424	445,413	367,824	178,007	107,874	96,809	33,720	1,614,071
Decommissioning	32,902	13,645	21,958	—	—	23,434	—	91,939
Taxes other than income taxes	35,848	118,081	68,999	53,443	43,577	24,364	10,314	354,627
Depreciation and amortization	206,926	197,234	197,380	65,452	29,657	127,081	6,736	830,464
Other regulatory credits – net	(20,501)	(10,070)	(43,765)	(1,171)	(4,670)	(10,433)	—	(90,611)

Total	1,359,410	2,522,965	1,965,471	1,067,015	677,929	312,247	(656,954)	7,248,084

OPERATING INCOME	293,735	359,419	261,515	146,614	57,939	233,134	29,176	1,381,531

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	11,737	13,027	7,494	4,402	1,378	1,544	—	39,582
Interest and dividend income	10,298	15,753	8,209	2,550	720	6,870	39,160	83,560
Miscellaneous – net	(6,354)	36,180	(929)	(1,508)	270	841	(4,800)	23,700

Total	15,681	64,960	14,774	5,444	2,368	9,255	34,360	146,842

INTEREST AND OTHER CHARGES:
Interest on long-term debt	79,521	125,356	70,210	41,681	15,357	58,561	56,825	447,510
Other interest – net	4,909	8,242	3,931	2,956	1,253	367	21,522	43,179
Allowance for borrowed funds used during construction	(6,288)	(9,771)	(4,822)	(3,116)	(1,243)	(500)	—	(25,741)

Total	78,142	123,827	69,319	41,521	15,367	58,428	78,347	464,948

INCOME BEFORE INCOME TAXES	231,274	300,552	206,970	110,537	44,940	183,961	(14,811)	1,063,425
Income taxes	89,064	108,288	79,475	37,040	16,868	78,013	(29,620)	379,129

NET INCOME	142,210	192,264	127,495	73,497	28,072	105,948	14,809	684,296
Preferred dividend requirements and other	7,776	4,472	6,714	3,369	965	—	(13)	23,283

EARNINGS APPLICABLE TO COMMON STOCK	$134,434	$187,792	$120,781	$70,128	$27,107	$105,948	$14,822	$661,013

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2004 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)

	EAI	EGSI	ELI	EMI	ENOI	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, as of December 31, 2004
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$7,133	$5,627	$3,875	$4,716	$2,998	$399	$37,253	$62,001
Temporary cash investments – at cost, which approximates market	82,611	1,347	142,174	75,680	4,956	215,956	38,483	561,207
Total cash and cash equivalents	89,744	6,974	146,049	80,396	7,954	216,355	75,736	623,208

Accounts receivable:
Customer	87,131	124,801	88,154	68,821	47,356	—	18,928	435,191
Allowance for doubtful accounts	(11,039)	(2,687)	(3,135)	(1,126)	(3,492)	—	(97)	(21,576)
Associated companies	72,472	13,980	43,121	22,616	12,223	111,588	(268,856)	7,144
Other	72,425	40,697	13,070	12,133	7,329	3,733	36,512	185,899
Accrued unbilled revenues	71,643	137,719	143,453	34,348	24,848	—	48,028	460,039

Total receivables	292,632	314,510	284,663	136,792	88,264	115,321	(165,485)	1,066,697
Deferred fuel costs	7,368	90,124	8,654	—	2,559	—	(22,794)	85,911
Accumulated deferred income taxes	27,306	14,339	12,712	27,924	—	—	(5,382)	76,899
Fuel inventory – at average cost	4,298	49,658	—	4,137	4,181	—	63,180	125,454
Materials and supplies – at average cost	85,076	101,922	77,665	18,414	9,150	53,427	34	345,688
Deferred nuclear refueling outage costs	16,485	—	5,605	—	—	9,510	1	31,601
Prepayments and other	6,154	20,556	6,861	15,413	3,467	1,007	35,647	89,105

Total	529,063	598,083	542,209	283,076	115,575	395,620	(19,063)	2,444,563

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	11,208	—	14,230	5,531	3,259	—	8,020,565	8,054,793
Decommissioning trust funds	383,784	290,952	172,083	—	—	205,083	(1)	1,051,901
Non-utility property – at cost (less accumulated depreciation)	1,453	94,052	21,176	6,465	—	—	94,760	217,906
Other	2,976	22,012	4	—	—	—	8,690	33,682

Total	399,421	407,016	207,493	11,996	3,259	205,083	8,124,014	9,358,282

UTILITY PLANT:
Electric	6,124,359	8,418,119	5,985,889	2,385,465	699,072	3,232,314	348,415	27,193,633
Property under capital lease	17,500	—	250,964	95	—	469,993	2	738,554
Natural gas	—	78,627	—	—	183,728	—	432	262,787
Construction work in progress	226,172	331,703	188,848	89,921	33,273	28,743	53,432	952,092
Nuclear fuel under capital lease	93,855	71,279	31,655	—	—	65,572	108	262,469
Nuclear fuel	12,201	—	—	—	—	—	22,125	34,326

Total Utility Plant	6,474,087	8,899,728	6,457,356	2,475,481	916,073	3,796,622	424,514	29,443,861
Less – accumulated depreciation and amortization	2,753,525	4,047,182	2,799,936	870,188	435,519	1,780,450	218,751	12,905,551

Utility plant – net	3,720,562	4,852,546	3,657,420	1,605,293	480,554	2,016,172	205,763	16,538,310

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	101,658	444,799	132,686	17,628	—	96,047	(46,405)	746,413
Other regulatory assets	400,174	285,017	302,456	82,674	40,354	296,305	22,281	1,429,261
Long-term receivables	—	23,228	10,736	4,510	2,492	—	(1,549)	39,417
Goodwill	—	—	—	—	—	—	374,099	374,099
Other	42,514	44,713	25,994	31,009	20,540	19,578	611,818	796,166

Total	544,346	797,757	471,872	135,821	63,386	411,930	960,244	3,385,356

TOTAL ASSETS	$5,193,392	$6,655,402	$4,878,994	$2,036,186	$662,774	$3,028,805	$9,270,958	$31,726,511

Totals may not foot due to rounding.

In first quarter 2005, Entergy reclassed from cash and cash equivalents to other temporary investments. See Consolidated Balance Sheets and Statements of Cash Flow.

UTILITY FINANCIAL RESULTS

2004 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)

	EAI	EGSI	ELI	EMI	ENOI	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, as of December 31, 2004
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$147,000	$98,000	$55,000	$—	$30,000	$25,266	$60,000	$415,266
Notes payable	—	—	—	—	—	—	770,666	770,666
Accounts payable:
Associated companies	68,829	153,069	57,681	65,806	30,563	3,880	(365,047)	14,781
Other	89,896	147,337	128,523	25,543	44,149	21,051	265,649	722,148
Customer deposits	41,639	53,229	66,963	37,333	17,187	—	5,806	222,157
Taxes accrued	35,874	22,882	7,268	40,106	2,592	46,468	23,481	178,671
Accumulated deferred income taxes	—	—	—	—	1,906	3,477	(5,383)	—
Nuclear refueling outage costs	—	—	—	—	—	—	—	—
Interest accrued	21,376	32,742	18,438	12,487	4,757	42,998	9,531	142,329
Deferred fuel costs	—	—	—	22,793	—	—	(22,793)	—
Obligations under capital leases	49,816	33,518	22,753	43	—	27,716	1	133,847
Energy efficient program provision	—	—	—	—	6,611	—	(6,611)	—
Other	19,648	19,912	10,428	8,341	3,477	1,621	20,051	83,478

Total	474,078	560,689	367,054	212,452	141,242	172,477	755,351	2,683,343

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,121,623	1,533,804	1,805,410	438,321	47,062	421,466	(162,612)	5,205,074
Accumulated deferred investment tax credits	68,452	138,616	96,130	13,687	3,997	75,612	2,734	399,228
Obligations under capital leases	61,538	37,711	8,903	52	—	37,855	1	146,060
SFAS 109 regulatory liability – net	—	—	—	—	46,406	—	(46,406)	—
Other regulatory liabilities	67,362	34,009	51,260	—	—	210,863	(33,727)	329,767
Decommissioning and retirement cost liabilities	492,745	152,095	347,255	—	—	335,893	—	1,327,988
Transition to competition	—	79,098	—	—	—	—	3	79,101
Regulatory reserves	—	81,455	—	—	—	—	21,606	103,061
Accumulated provisions	34,977	66,875	92,653	12,718	9,323	2,378	127,690	346,614
Long-term debt	1,191,763	1,891,478	930,695	695,073	199,902	849,593	890,000	6,648,504
Preferred stock with sinking fund	—	17,400	—	—	—	—	—	17,400
Other	237,447	229,408	106,815	76,071	40,600	28,084	878,654	1,597,079

Total	3,275,907	4,261,949	3,439,121	1,235,922	347,290	1,961,744	1,677,943	16,199,876

Preferred stock without sinking fund	116,350	47,327	100,500	50,381	19,780	—	(3,507)	330,831
SHAREHOLDERS’ EQUITY:
Common stock	470	114,055	1,088,900	199,326	33,744	789,350	(20,654)	2,205,191
Paid-in capital/capital stock expense and other	591,127	1,157,486	(1,718)	(59)	36,294	—	4,157,572	5,940,702
Retained earnings	735,460	513,182	5,137	338,164	84,424	105,234	4,132,214	5,913,815
Accumulated other comprehensive income:	—	714	—	—	—	—	4,058	4,772
Less – treasury stock, at cost	—	—	120,000	—	—	—	1,432,019	1,552,019

Total	1,327,057	1,785,437	972,319	537,431	154,462	894,584	6,841,171	12,512,461

Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,193,392	$6,655,402	$4,878,994	$2,036,186	$662,774	$3,028,805	$9,270,958	$31,726,511

Totals may not foot due to rounding.

In first quarter 2005, Entergy reclassed from cash and cash equivalents to other temporary investments $188 million as of 12/31/04 and $185 million as of 12/31/03 at consolidated level. See Consolidated Balance Sheets and Statements of Cash Flow.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2004	2003	2002	2001	2000
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	134.4	118.2	127.9	170.4	129.3
Less Special Items ($ millions)	—	(28.4)	—	(0.4)	—

Operational Earnings ($ millions)	134.4	146.6	127.9	170.8	129.3

ROE – As-Reported (%)	10.3	9.4	10.4	14.4	11.8
ROE – Operational (%)	10.3	11.7	10.4	14.4	11.8
ROIC – As-Reported (%)	6.6	6.2	6.8	8.7	7.5
ROIC – Operational (%)	6.6	7.1	6.8	8.7	7.5
Cash Flow Interest Coverage (# times)	6.7	6.3	4.7	4.9	5.6
Debt to Capital Ratio (%)	50.1	51.2	53.7	53.6	53.6
Net Debt to Net Capital Ratio (%)	48.5	51.1	52.1	51.9	53.5
Total Debt ($ millions)	1,450	1,465	1,560	1,555	1,448
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ( $ millions)	1,327	1,278	1,230	1,228	1,140

ENTERGY GULF STATES, INC.
As-Reported Earnings ($ millions)	187.8	37.9	169.2	174.4	170.3
Less Special Items ($ millions)	—	(102.4)	—	(0.4)	—

Operational Earnings ($ millions)	187.8	140.3	169.2	174.8	170.3

ROE – As-Reported (%)	10.8	2.2	10.0	10.9	11.3
ROE – Operational (%)	10.8	8.2	10.0	10.9	11.3
ROIC – As-Reported (%)	6.6	3.1	6.3	7.3	7.5
ROIC – Operational (%)	6.6	5.6	6.3	7.3	7.5
Cash Flow Interest Coverage (# times)	6.3	4.0	4.8	3.1	3.6
Debt to Capital Ratio (%)	52.9	58.1	57.2	57.1	56.4
Net Debt to Net Capital Ratio (%)	52.8	55.9	53.7	55.8	55.6
Total Debt ($ millions)	2,078	2,439	2,401	2,289	2,113
Total Preferred ($ millions)	47	47	72	74	78
Total Equity ( $ millions)	1,785	1,695	1,725	1,643	1,552

ENTERGY LOUISIANA, INC.
As-Reported Earnings ($ millions)	120.8	139.4	138.0	125.1	153.2
Less Special Items ($ millions)	—	(12.6)	—	(0.4)	(21.5)

Operational Earnings ($ millions)	120.8	152.0	138.0	125.5	174.7

ROE – As-Reported (%)	12.5	14.4	12.5	10.1	12.9
ROE – Operational (%)	12.5	15.7	12.5	10.2	14.7
ROIC – As-Reported (%)	8.2	8.7	8.1	7.3	8.4
ROIC – Operational (%)	8.2	9.3	8.1	7.3	9.1
Cash Flow Interest Coverage (# times)	7.2	7.0	11.7	4.8	3.3
Debt to Capital Ratio (%)	48.7	47.5	53.8	51.6	51.2
Net Debt to Net Capital Ratio (%)	44.8	47.3	46.6	50.9	50.5
Total Debt ($ millions)	1,017	968	1,250	1,417	1,446
Total Preferred ($ millions)	101	101	101	101	136
Total Equity ( $ millions)	972	968	974	1,288	1,237

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2004	2003	2002	2001	2000
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	70.1	63.7	49.0	36.5	35.6
Less Special Items ($ millions)	—	(4.5)	—	(0.4)	—

Operational Earnings ($ millions)	70.1	68.2	49.0	36.9	35.6

ROE – As-Reported (%)	13.3	12.8	10.4	8.1	8.2
ROE – Operational (%)	13.3	13.7	10.4	8.2	8.2
ROIC – As-Reported (%)	7.7	7.2	6.4	6.2	6.5
ROIC – Operational (%)	7.7	7.6	6.4	6.2	6.5
Cash Flow Interest Coverage (# times)	7.3	7.0	4.7	4.6	5.2
Debt to Capital Ratio (%)	54.2	56.4	59.0	56.2	54.2
Net Debt to Net Capital Ratio (%)	51.1	54.1	53.7	54.1	54.0
Total Debt ($ millions)	695	730	765	655	585
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ( $ millions)	537	514	482	460	443

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	27.1	6.9	(1.2)	(3.2)	15.6
Less Special Items ($ millions)	—	(3.0)	—	(0.4)	—

Operational Earnings ($ millions)	27.1	9.9	(1.2)	(2.8)	15.6

ROE – As-Reported (%)	18.9	5.3	(0.9)	(2.4)	11.8
ROE – Operational (%)	18.9	7.6	(0.9)	(2.1)	11.8
ROIC – As-Reported (%)	9.6	4.6	3.4	2.4	7.7
ROIC – Operational (%)	9.6	5.4	3.4	2.5	7.7
Cash Flow Interest Coverage (# times)	5.2	1.6	4.4	5.3	3.0
Debt to Capital Ratio (%)	56.9	60.1	60.7	60.4	56.3
Net Debt to Net Capital Ratio (%)	56.0	59.6	52.3	55.9	55.5
Total Debt ($ millions)	230	229	229	229	199
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ( $ millions)	154	133	129	131	135

SYSTEM ENERGY RESOURCES, INC.
As-Reported Earnings ($ millions)	105.9	106.0	103.4	116.4	93.7
Less Special Items ($ millions)	—	(6.1)	—	(0.4)	—

Operational Earnings ($ millions)	105.9	112.1	103.4	116.8	93.7

ROE – As-Reported (%)	11.9	11.9	11.6	13.0	10.5
ROE – Operational (%)	11.9	12.6	11.6	13.1	10.5
ROIC – As-Reported (%)	7.7	7.9	8.0	10.3	8.0
ROIC – Operational (%)	7.7	8.2	8.0	10.3	8.0
Cash Flow Interest Coverage (# times)	6.4	2.7	4.0	2.2	4.3
Debt to Capital Ratio (%)	51.2	51.2	52.3	52.7	55.9
Net Debt to Net Capital Ratio (%)	44.7	49.7	49.3	51.4	51.0
Total Debt ($ millions)	940	936	979	993	1,132
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ( $ millions)	895	893	892	891	893

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS: CUSIP		Type*	Rate	Maturtiy Date	First Call Date	Current or First Call Price	As of December 31,
							2004	2003	2002
								(in millions)
29364DAB6	7.72% Series	M	7.72%	03/03	—	—	$—	$—	$100
041033CB5	6.0% Series	M	6.0%	10/03	—	—	—	—	155
29364DAC4	6.125% Series	M	6.125%	07/05	Now	MW (T + .200)	100	100	100
041033BY6	6.65% Series	M	6.65%	08/05	—	—	—	—	115
041033BS9	7.5% Series	M	7.5%	08/07	—	—	—	—	100
732835AW3	6.3% Series - Pope County(h)	G(a)	6.3%	2016	Now	102.00%	20	20	20
472712EQ7	5.6% Series - Jefferson County	G(a)	5.6%	2017	Now	100.00%	46	46	46
472712DN5	6.3% Series - Jefferson County(h)	G(a)	6.3%	2018	Now	102.00%	9	9	9
29364DAE0	5.4% Series	M	5.4%	05/18	Now	MW (T + .25)	150	150	—
29364DAH3	5.0% Series	M	5.0%	07/18	Now	MW (T + .25)	115	115	—
732835BA0	6.3% Series - Pope County	G(a)	6.3%	2020	Now	100.00%	120	120	120
453424AY9	6.25% Series - Independence County(h)	G(a)	6.25%	2021	Now	101.00%	45	45	45
041033CD1	7.0% Series	M	7.0%	10/23	Now	102.54%	175	175	175
732840AA1	5.05% Series - Pope County(b)	G(a)	5.05%	2028	9/1/05	100.00%	47	47	47
29364D811	6.7% Series	M	6.7%	04/32	4/1/07	100.00%	100	100	100
29364D795	6.0% Series	M	6.0%	11/32	11/12/07	100.00%	100	100	100
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	MW (T + .25)	100	100	—
29364DAK6	6.38% Series	M	6.38%	11/34	Now	MW (T + .25)	60	—	—

	Total bonds						1,186	1,126	1,231

OTHER LONG-TERM DEBT:
	Long-Term United States Department of Energy Obligation (c)						156	154	153
29364C201	8.5% Junior Subordinated Deferrable Interest Debentures						—	62	62
	Unamortized Premium and Discount – Net						(4)	(5)	(5)
	Other						1	1	1

TOTAL LONG-TERM DEBT							1,339	1,338	1,442
Less Amount Due Within One Year							147	—	255

Long-Term Debt Excluding Amount Due Within One Year							$1,192	$1,338	$1,187

Fair Value of Long-Term Debt(d)							$1,225	$1,235	$1,327

*	M = Mortgage; G = Governmental

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31, 2004
		Rate	2004	2003	2002	2004	2003	2002
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$7	$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8	8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10	10	102.83
29364D704	7.32% Series	7.32%	100,000	100,000	100,000	10	10	10	103.17
29364D803	7.80% Series	7.80%	150,000	150,000	150,000	15	15	15	103.25
29364D829	7.40% Series	7.40%	200,000	200,000	200,000	20	20	20	102.80
29364D852	7.88% Series	7.88%	150,000	150,000	150,000	15	15	15	103.00
	Cumulative, $0.01 par value:
29364D837	$1.96 Series (j)		600,000	600,000	600,000	15	15	15	25.00

	Total without sinking fund		1,613,500	1,613,500	1,613,500	$116	$116	$116

See page 32 for footnotes.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES, INC.

BONDS: CUSIP		Type*		Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
								2004	2003	2002
								(in millions)
–	6.75% Series	M		6.75%	03/03	—	—	$—	$—	$33
29364LAA0	Libor + 1.2% Series	M		Libor + 1.2%	06/03	—	—	—	—	260
402550BZ9	8.25% Series	M		8.25%	04/04	—	—	—	292	292
29364LAB8	Libor + 1.3% Series	M		Libor + 1.3%	09/04	—	—	—	—	300
402550CG0	6.77% Series	M		6.77%	08/05	N/A	N/A	98	98	98
29364LAJ1	Libor + 0.9% Series	M		Libor + 0.9%	06/07	—	—	—	275	—
29364LAD4	5.2% Series	M		5.2%	12/07	—	—	—	200	200
29364LAG7	3.6% Series	M		3.6%	06/08	Now	MW (T + .25%)	325	325	—
29364LAN5	Libor + 0.4% Series	M		Libor + 0.4%	12/09	12/06	100%	225	—	—
128318BL5	5.45% Series – Calcasieu Parish	G	(a)	5.45%	2010	Now	102%	22	22	22
730816AF9	6.75% Series – Calcasieu Parish	G	(a)	6.75%	2012	Now	100%	48	48	48
29364LAQ5	4.875% Series	M		4.875%	11/11	Now	MW (T + .20%)	200	—	—
29364LAF9	6.0% Series	M		6.0%	12/12	Now	MW (T + .30%)	140	140	140
730816AF9	6.7% Series – Pointe Coupee Parish	G	(a)	6.7%	2013	Now	101%	17	17	17
450877AJ	5.7% Series – Iberville Parish	G	(a)	5.7%	2014	Now	101%	22	22	22
952789AT2,	7.7% Series – West Feliciana Parish	G	(a)	7.7%	2014	Now	100%	94	94	94
952789AU9,
952789AV7
29364LAS1	5.6% Series	M		5.6%	12/14	Now	MW (T + .25%)	50	—	—
952789AQ8	5.8% Series – West Feliciana Parish	G	(a)	5.8%	2015	Now	101%	28	28	28
952789AW5	7.0% Series – West Feliciana Parish	G	(a)	7.0%	2015	Now	101%	39	39	39
952789AM7	7.5% Series – West Feliciana Parish	G	(a)	7.5%	2015	Now	100%	42	42	42
952789AS4	9.0% Series – West Feliciana Parish	G	(a)	9.0%	2015	Now	100%	45	45	45
29364LAN2	5.25% Series	M		5.25%	08/15	Now	MW (T + .15%)	200	200	—
952789AR6	5.8% Series – West Feliciana Parish	G	(a)	5.8%	2016	Now	101%	20	20	20
402550BY2	8.94% Series	M		8.94%	01/22	—	—	—	—	150
402550CA3	8.7% Series	M		8.7%	04/24	—	—	—	—	295
952789BA2	5.65% Series – West Feliciana Parish(e)	G	(a)	5.65%	2028	—	—	—	62	62
952789BB0	6.6% Series – West Feliciana Parish	G	(a)	6.6%	2028	Now	102%	40	40	40
29364LAL6	6.2% Series	M		6.2%	07/33	Now	MW (T + .15%)	240	240	—

	Total bonds							1,895	2,249	2,247

OTHER LONG-TERM DEBT:
2936H200	8.75% Junior Subordinated Deferrable Interest Debentures							88	88	88
	Unamortized Premium and Discount – Net							(2)	(3)	(4)
	Other							9	9	9

TOTAL LONG-TERM DEBT								1,989	2,344	2,340

Less Amount Due Within One Year								98	354	293

Long-Term Debt Excluding Amount Due Within One Year								$1,891	$1,990	$2,047

Fair Value of Long-Term Debt(d)								$1,999	$2,439	$2,407

* M = Mortgage; G = Governmental

PREFERRED STOCK: CUSIP		Rate	Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31, 2004
			2004	2003	2002	2004	2003	2002
						(in millions)
Authorized 6,000,000 shares, $100 par value, cumulative
	Without sinking fund:
29364L201	4.40% Series	4.40%	51,173	51,173	51,173	$5	$5	$5	$108.00
29364L789	4.50% Series	4.50%	5,830	5,830	5,830	1	1	1	105.00
29364L797	4.40% 1949 Series	4.40%	1,655	1,655	1,655	0	0	0	103.00
29364L805	4.20% Series	4.20%	9,745	9,745	9,745	1	1	1	102.82
29364L300	4.44% Series	4.44%	14,804	14,804	14,804	1	1	1	103.75
29364L508	5.00% Series	5.00%	10,993	10,993	10,993	1	1	1	104.25
29364L607	5.08% Series	5.08%	26,845	26,845	26,845	3	3	3	104.63
29364L409	4.52% Series	4.52%	10,564	10,564	10,564	1	1	1	103.57
29364L706	6.08% Series	6.08%	32,829	32,829	32,829	3	3	3	103.34
29364L847	7.56% Series	7.56%	308,830	308,830	308,830	31	31	31	101.80

	Total without sinking fund		473,268	473,268	473,268	$47	$47	$47
	With sinking fund:
29364L839	Adjustable Rate – A, 7.0%(k)	7.00%	84,000	96,020	108,120	8	10	11	$100.00
29364L813	Adjustable Rate – B, 7.0%(k)	7.00%	90,000	112,500	135,149	9	11	14	100.00

	Total with sinking fund		174,000	208,520	243,269	$17	$21	$24

Fair Value of Preferred Stock with sinking fund(l)						$15	$15	$21

See page 32 for footnotes.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, INC.

BONDS: CUSIP		Type*		Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
								2004	2003	2002
								(in millions)
29364MAC4	8.5% Series	M		8.5%	06/03	—	—	$—	$—	$150
29364MAA8	6.5% Series	M		6.5%	03/08	—	—	—	115	115
29364MAF7	5.09% Series	M		5.09%	11/14	Now	MW (T + .20%)	115	—	—
29364MAD2	5.5% Series	M		5.5%	04/19	Now	MW (T + .25%)	100	—	—
788070BQ2	7.5% Series – St. Charles Parish(h)	G	(a)	7.5%	2021	Now	100%	50	50	50
788116AB7	7.0% Series– St. Charles Parish(h)	G	(a)	7.0%	2022	Now	101%	24	24	24
788116AA9	7.05% Series – St. Charles Parish(h)	G	(a)	7.05%	2022	Now	100%	20	20	20
788050AE2	5.95% Series – St. Charles Parish(h)	G	(a)	5.95%	2023	Now	101%	25	25	25
788050AC6	6.2% Series – St. Charles Parish(h)	G	(a)	6.2%	2023	Now	100%	33	33	33
788050AH5	6.875% Series – St. Charles Parish(h)	G	(a)	6.875%	2024	Now	102%	20	20	20
788050AP7	6.375% Series – St. Charles Parish	G	(a)	6.375%	2025	Now	100%	17	17	17
788070CE8	5.35% Series – St. Charles Parish(i)	G	(a)	5.35%	2029	—	—	—	—	111
788070CD0	Auction Rate – St. Charles Parish(h)	G	(a)	1.7%	2030	Now	100%	60	60	60
788070CC2	4.9% Series – St. Charles Parish(f)(g)	G	(a)	4.9%	2030	6/1/05	100%	55	55	55
29364M811	7.6% Series	M		7.6%	04/32	4/1/07	100%	150	150	150
29364MAE0	6.4% Series	M		6.4%	10/34	Now	MW (T + .25%)	70	—	—

	Total bonds							739	569	830

OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%							248	263	298
29364A205	9.0% Junior Subordinated Deferrable Interest Debentures							—	72	72
	Unamortized Premium and Discount – Net							(1)	(1)	(2)

TOTAL LONG-TERM DEBT								986	902	1,199
Less Amount Due Within One Year								55	15	296

Long-Term Debt Excluding Amount Due Within One Year								$931	$888	$902

Fair Value of Long-Term Debt(d)								$763	$669	$917

* M = Mortgage; G = Governmental

PREFERRED STOCK: CUSIP		Rate	Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31, 2004
			2004	2003	2002	2004	2003	2002
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364M407	4.96% Series	4.96%	60,000	60,000	60,000	$6	$6	$6	$104.25
29364M209	4.16% Series	4.16%	70,000	70,000	70,000	7	7	7	104.21
29364M308	4.44% Series	4.44%	70,000	70,000	70,000	7	7	7	104.06
29364M506	5.16% Series	5.16%	75,000	75,000	75,000	8	8	8	104.18
29364M605	5.40% Series	5.40%	80,000	80,000	80,000	8	8	8	103.00
29364M704	6.44% Series	6.44%	80,000	80,000	80,000	8	8	8	102.92
29364M845	7.84% Series	7.84%	100,000	100,000	100,000	10	10	10	103.78
29364M837	7.36% Series	7.36%	100,000	100,000	100,000	10	10	10	103.36
	Cumulative, $25 par value:
29364M803	8.00% Series	8.00%	1,480,000	1,480,000	1,480,000	37	37	37	25.00

	Total without sinking fund		2,115,000	2,115,000	2,115,000	$101	$101	$101

See page 32 for footnotes.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2004	2003	2002
							(in millions)
29364NAF5	6.25% Series	M	6.25%	02/03	—	—	$—	$—	$70
29364NAE8	7.75% Series	M	7.75%	02/03	—	—	—	—	120
605400BB5	6.625% Series	M	6.625%	11/03	—	—	—	—	65
29364NAC2	6.2% Series	M	6.20%	05/04	—	—	—	75	75
29364NAD0	Libor + 0.65% Series	M	Libor + 0.65%	05/04	—	—	—	—	50
605400BC3	8.25% Series	M	8.25%	04/04	—	—	—	—	25
605400BD1	6.45% Series	M	6.45%	04/08	—	—	—	80	80
29364NAJ7	4.35% Series	M	4.35%	04/08	Now	MW (T + .25%)	100	100	—
29364NAM0	4.65% Series	M	4.65%	05/11	Now	MW (T + .30%)	80	—	—
29364NAH1	5.15% Series	M	5.15%	02/13	Now	MW (T + .20%)	100	100	—
29364NAK4	4.95% Series	M	4.95%	06/18	Now	MW (T + .25%)	95	95	—
935045AE4	7.0% Series – Warren County	G(a)	7.00%	2022	—	—	—	8	8
938016AC6	7.0% Series – Washington County	G(a)	7.00%	2022	—	—	—	8	8
605277AF9	4.60% Series – Mississippi Business Finance Corp.	G(a)	4.60%	2022	10/1/09	100%	16	—	—
453424BN2	Auction Rate – Independence City(h)	G(a)	1.65%	2022	Now	100%	30	30	30
605400AX8	7.7% Series	M	7.70%	07/23	—	—	—	60	60
29364N876	6.0% Series	M	6.00%	11/32	11/1/07	100%	75	75	75
29364N868	7.25% Series	M	7.25%	12/32	11/22/07	100%	100	100	100
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	—	—

	Total bonds						696	731	766

OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)	(1)

TOTAL LONG-TERM DEBT							695	730	765
Less Amount Due Within One Year							—	75	255

Long-Term Debt Excluding Amount Due Within One Year							$695	$655	$510

Fair Value of Long-Term Debt(d)							$716	$771	$791

*	M = Mortgage; G = Governmental

PREFERRED STOCK: CUSIP		Rate	Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31, 2004
			2004	2003	2002	2004	2003	2002
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$6	$6	$6	$103.86
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4	4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	100,000	10	10	10	102.88
29364N603	7.44% Series	7.44%	100,000	100,000	100,000	10	10	10	102.81
29364N801	8.36% Series	8.36%	200,000	200,000	200,000	20	20	20	100.00

	Total without sinking fund		503,807	503,807	503,807	$50	$50	$50

See page 32 for footnotes.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY NEW ORLEANS, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2004	2003	2002
							(in millions)
29364PAC7	6.65% Series	M	6.65%	03/04	—	—	$—	$—	$30
29364PAB9	8.125% Series	M	8.125%	07/05	Now	MW (T + .25%)	30	30	30
647770AR7	8.0% Series	M	8.0%	03/06	—	—	—	—	40
647770AQ9	7.0% Series	M	7.0%	07/08	—	—	—	—	30
29364PAE3	3.875% Series	M	3.875%	08/08	Now	MW (T + .25%)	30	30	—
29364PAF0	5.25% Series	M	5.25%	08/13	Now	MW (T + .25%)	70	70	—
29364PAD5	6.75% Series	M	6.75%	10/17	10/15/05	100%	25	25	25
647770AN6	8.0% Series	M	8.0%	03/23	—	—	—	45	45
647770AP1	7.55% Series	M	7.55%	09/23	—	—	—	30	30
29364PAK9	5.6% Series	M	5.6%	09/24	9/1/08	100%	35	—	—
29364PAJ2	5.65% Series	M	5.65%	09/29	9/1/09	100%	40	—	—

	Total bonds						230	230	230

OTHER LONG-TERM DEBT:
Unamortized Premium and Discount – Net							—	(1)	(1)

TOTAL LONG-TERM DEBT							230	229	229
Less Amount Due Within One Year							30	—	—

Long-Term Debt Excluding Amount Due Within One Year							$200	$229	$229

Fair Value of Long-Term Debt(d)							$232	$240	$239

* M = Mortgage; G = Governmental

PREFERRED STOCK: CUSIP		Rate	Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31, 2004
			2004	2003	2002	2004	2003	2002
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$8	$8	$8	$105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6	6	104.57
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6	6	102.59

	Total without sinking fund		197,798	197,798	197,798	20	20	20

SYSTEM ENERGY RESOURCES, INC.

BONDS: CUSIP		Type		Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
								2004	2003	2002
								(in millions)
871911AQ6	4.875% Series	M		4.875%	10/07	Now	MW (T + .30%)	$70	$70	$70
179423AC2	5.875% Series – Mississippi Business Finance Corp.	G	(a)	5.875%	2022	Now	101%	216	216	216
605277AC6	5.9% Series – Mississippi Business Finance Corp.	G	(a)	5.9%	2022	Now	102%	103	103	103
179423AJ7	7.3% Series – Claiborne County	G	(a)	7.3%	2025	—	—	—	8	8
179423	6.2% Series – Claiborne County	G	(a)	6.2%	2026	Now	100%	90	90	90

	Total bonds							479	487	487

OTHER LONG-TERM DEBT:
	Grand Gulf Lease Obligation			5.01%				397	403	415
	Unamortized Premium and Discount – Net							(1)	(1)	(1)

TOTAL LONG-TERM DEBT								875	889	900
Less Amount Due Within One Year								25	6	11

Long-Term Debt Excluding Amount Due Within One Year								$850	$882	$889

Fair Value of Long-Term Debt(d)								$470	$489	$476

Totals may not foot due to rounding.

(a)	Consists of pollution control revenue bonds and environmental revenue bonds.

(b)	The bonds are subject to mandatory tender for purchase from the holders at 100% of the principal amount outstanding on September 1, 2005 and can then be remarketed.

(c)	Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

(d)	The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(e)	The bonds had a mandatory tender date of September 1, 2004. Entergy Gulf States purchased the bonds from the holders, pursuant to the mandatory tender provision, and has not remarketed the bonds at this time.

(f)	On June 1, 2002, Entergy Louisiana remarketed $55 million St. Charles Parish Pollution Control Revenue Refunding Bonds due 2030, resetting the interest rate to 4.9% through May 2005.

(g)	The bonds are subject to mandatory tender for purchase from the holders at 100% of the principal amount outstanding on June 1, 2005 and can then be remarketed.

(h)	The bonds are secured by a series of collateral first mortgage bonds.

(i)	The bonds in the principal amount of $110.95 million had a mandatory tender date of October 1, 2003. Entergy Louisiana purchased the bonds from the holders, pursuant to the mandatory tender provision, and has not remarketed the bonds at this time.

(j)	The total dollar value represents the liquidation value of $25 per share.

(k)	Represents weighted-average annualized rates for 2004 and 2003.

(l)	Fair values were determined using bid prices reported by dealer markets and by nationally recognized investment banking firms. There is an additional disclosure of fair value of financial instruments in Note 11 to the domestic utility companies and System Energy financial statements in the 2004 Form 10-K.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY

	Operated
As of December 31, 2004	Plants	Units	Owned & Leased (MW)(a)	Operated (MW)
Plants that use fuel type:
Gas/Oil	25	66	14,170	15,014
Coal	3	5	2,224	3,815
Petroleum Coke	1	2	—	200

Total Fossil	29	73	16,394	19,029

Hydro	3	7	70	162

Nuclear	4	5	5,035	5,162

Total Capacity	36	85	21,499	24,353

All plants that have units with multiple fuel types are in the Gas & Oil plant count.

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA

	2004	2003	2002	2001	2000
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	22,619	22,797	35,195	38,873	43,073
Coal	15,359	14,057	13,743	14,586	14,799
Nuclear	41,710	40,628	40,917	41,038	37,059
Hydro	151	115	164	154	133

Total Net Generation	79,839	77,597	90,019	94,651	95,064

Purchased Power:
Affiliated Companies	1,545	1,027	11	108	843
Non-affiliated Companies	36,422	36,660	27,307	19,358	23,345

Total Purchased Power	37,967	37,687	27,318	19,466	24,188

Total Sources of Energy	117,806	115,284	117,337	114,117	119,252

USES OF ENERGY (GWh)
Residential	32,897	32,817	32,581	31,080	31,998
Commercial	26,468	25,863	25,354	24,706	24,657
Industrial	40,293	38,637	41,018	41,577	43,956
Governmental	2,568	2,651	2,678	2,593	2,605

Total Retail	102,226	99,968	101,631	99,956	103,216

Sales for Resale	8,623	9,248	9,828	8,896	9,794

Unbilled Energy	1,140	249	233	(901)	881

Total Electric Energy Sales	111,989	109,465	111,692	107,951	113,891

Line Losses and Company Usage	5,817	5,819	5,645	6,166	5,362

Total Uses of Energy	117,806	115,284	117,337	114,117	119,252

Peak Demand (MW)	21,174	20,162	20,419	20,257	22,052
Operational Summer Capacity at Peak (MW)	21,207	21,144	22,373	22,080	22,235
Annual System Load Factor (%)	60	62	62	61	59
Retail Electric Sales Growth Rate (%)	2.3	(1.6)	1.7	(3.2)	2.7
Retail Electric Sales Weather-Adjusted Growth Rate (%)	2.8	(1.4)	1.2	(1.6)	2.4
Regional Gross Domestic Product Rate (%)	2.5	2.2	2.1	(0.2)	(0.8)
National Gross Domestic Product Rate (%)	4.4	3.0	1.9	0.8	3.7
Average Fuel Cost (cents/KWh)
Natural Gas	7.31	6.53	3.88	4.62	4.90
Nuclear Fuel	0.49	0.48	0.47	0.50	0.56
Coal	1.39	1.26	1.37	1.58	1.51
Fuel Oil	5.02	5.04	15.78	4.33	3.90

UTILITY STATISTICAL INFORMATION

2004 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSI	ELI	EMI	ENOI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	539,293	880,839	769,770	467,459	184,155	—	—	2,841,517	36%
Commercial	304,809	671,743	501,536	396,482	170,812	—	—	2,045,382	26%
Industrial	318,440	975,780	779,103	203,603	34,261	—	—	2,311,185	29%
Governmental	15,796	38,003	37,894	38,258	69,680	—	—	199,631	2%

Total Retail	1,178,338	2,566,365	2,088,303	1,105,802	458,908	—	—	7,397,715	93%
Sales for Resale	436,049	211,886	109,085	68,417	119,407	545,373	(1,099,584)	390,633	5%
Other	38,758	43,045	29,598	39,410	10,142	8	(14,998)	145,964	2%

Total	1,653,145	2,821,296	2,226,986	1,213,629	588,457	545,381	(1,114,582)	7,934,312	100%

FUEL REVENUES (included in above revenues)
Residential	70,315	443,583	355,871	229,326	67,891	—	—	1,166,985	32%
Commercial	54,558	376,613	230,357	203,634	71,413	—	—	936,576	26%
Industrial	69,712	694,667	512,924	119,811	17,706	—	—	1,414,820	39%
Governmental	2,741	19,233	17,523	17,885	30,994	—	—	88,376	3%

Total	197,326	1,534,096	1,116,675	570,656	188,004	—	—	3,606,757	100%

RATE BASE ($ billions)	3.2	3.0	2.7	1.3	0.4	1.6	—	12.2	—

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	158	8,496	8,486	3,333	2,146	—	—	22,619	19%
Coal	8,070	4,609	—	2,679	—	—	—	15,359	13%
Nuclear	15,442	7,413	9,654	—	—	9,202	—	41,710	36%
Hydro	151	—	—	—	—	—	—	151	—

Total Net Generation	23,821	20,518	18,140	6,012	2,146	9,202	—	79,839	68%

Purchased Power:
Affiliated Companies	3,471	5,478	4,505	5,337	3,880	—	(21,126)	1,545	1%
Non-affiliated Companies	6,562	16,072	8,416	3,390	1,982	—	—	36,422	31%

Total Purchased Power	10,033	21,550	12,921	8,727	5,862	—	(21,126)	37,967	32%

Total Sources of Energy	33,854	42,068	31,061	14,739	8,008	9,202	(21,126)	117,806	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,028	9,803	8,842	5,085	2,139	—	—	32,897	32%
Commercial	5,428	8,444	5,762	4,518	2,316	—	—	26,468	26%
Industrial	7,004	16,596	13,140	2,977	575	—	—	40,293	39%
Governmental	275	432	439	398	1,025	—	—	2,568	3%

Total Retail	19,735	35,275	28,183	12,978	6,055	—	—	102,226	100%

Sales for Resale	12,348	4,700	1,251	698	1,539	9,212	(21,126)	8,623	—

Unbilled Energy	121	420	415	142	41	—	—	1,140	—

Total Electric Energy Sales	32,204	40,395	29,849	13,818	7,635	9,212	(21,126)	111,989	—

Line Losses and Company Usage	1,650	1,673	1,212	921	373	(10)	—	5,817	—

Total Uses of Energy	33,854	42,068	31,061	14,739	8,008	9,202	(21,126)	117,806	—

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	7.67	8.99	8.71	9.19	8.61	—	—	8.64	—
Commercial	5.62	7.96	8.70	8.78	7.37	—	—	7.73	—
Industrial	4.55	5.88	5.93	6.84	5.96	—	—	5.74	—
Governmental	5.75	8.80	8.63	9.61	6.80	—	—	7.77	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2004)
Residential	562,899	627,570	575,701	351,274	169,498	—	—	2,286,942	86%
Commercial	82,778	84,684	73,622	60,338	16,376	—	—	317,798	12%
Industrial	21,212	8,689	7,858	3,915	1,309	—	—	42,983	2%
Governmental	601	3,354	5,274	4,036	1,798	—	—	15,063	—

Total Retail Customers	667,490	724,297	662,455	419,563	188,981	—	—	2,662,786	100%

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2004	2003	2002	2001	2000
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	539,293	525,558	556,314	586,361	561,363
Commercial	304,809	291,442	304,498	329,437	307,320
Industrial	318,440	305,333	329,847	370,772	353,046
Governmental	15,796	14,792	15,358	16,149	14,935

Total Retail	1,178,338	1,137,125	1,206,017	1,302,719	1,236,664

Sales for Resale	436,049	421,893	328,194	441,184	480,414
Other	38,758	30,652	26,899	32,873	45,557

Total Electric Operating Revenues	1,653,145	1,589,670	1,561,110	1,776,776	1,762,635

FUEL REVENUES (included in above revenues)
Residential	70,315	63,152	93,116	123,957	93,514
Commercial	54,558	47,930	66,849	92,405	69,690
Industrial	69,712	63,204	87,780	122,095	97,631
Governmental	2,741	2,368	3,341	4,412	3,267

Total Retail Fuel Revenues	197,326	176,654	251,086	342,869	264,102

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	158	493	1,540	1,806	2,441
Coal	8,070	7,519	6,998	7,495	7,619
Nuclear	15,442	14,689	14,559	14,781	11,642
Hydro	151	115	164	154	133

Total Net Generation	23,821	22,816	23,261	24,236	21,835

Purchased Power:
Affiliated Companies	3,471	3,630	3,439	3,605	5,022
Non-affiliated Companies	6,562	7,293	6,917	5,418	6,393

Total Purchased Power	10,033	10,923	10,356	9,023	11,415

Total Sources of Energy	33,854	33,739	33,617	33,259	33,250

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,028	7,057	7,050	6,918	6,791
Commercial	5,428	5,328	5,221	5,162	5,063
Industrial	7,004	6,999	7,074	7,052	7,240
Governmental	275	266	255	245	239

Total Retail	19,735	19,650	19,600	19,377	19,333

Sales for Resale	12,348	12,435	11,880	12,126	12,050

Unbilled Energy	121	(57)	111	(72)	316

Total Electric Energy Sales	32,204	32,028	31,591	31,431	31,699

Line Losses and Company Usage	1,650	1,711	2,026	1,828	1,551

Total Uses of Energy	33,854	33,739	33,617	33,259	33,250

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	7.67	7.45	7.89	8.48	8.27
Commercial	5.62	5.47	5.83	6.38	6.07
Industrial	4.55	4.36	4.66	5.26	4.88
Governmental	5.75	5.56	6.02	6.59	6.25

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	562,899	557,025	548,693	547,860	545,550
Commercial	82,778	81,082	79,430	78,389	76,293
Industrial	21,212	21,336	20,045	20,121	20,461
Governmental	601	564	526	513	490

Total Retail Customers	667,490	660,007	648,694	646,883	642,794

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO

Plant	Unit	Ownership	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Total Plant - 2004
						Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($ 000)
Cecil Lynch	2	100%	68	Gas/Oil	Peaking	(327)	(1,880.73)	615
	3	100%	110	Gas/Oil	Peaking

Harvey Couch	1	100%	23	Gas/Oil	Peaking	22,549	163.20	3,680
	2	100%	125	Gas/Oil	Peaking

Lake Catherine	1	100%	47	Gas/Oil	Peaking	137,928	138.61	19,118
	2	100%	45	Gas/Oil	Peaking
	3	100%	96	Gas/Oil	Peaking
	4	100%	547	Gas/Oil	Intermediate

Hamilton Moses	1	100%	68	Gas/Oil	Peaking	(209)	(2,349.28)	491
	2	100%	70	Gas/Oil	Peaking

Mabelvale	1	100%	14	Gas/Oil	Peaking	22	8,500.00	187
	2	100%	14	Gas/Oil	Peaking
	3	100%	14	Gas/Oil	Peaking
	4	100%	14	Gas/Oil	Peaking

Robert Ritchie	1	100%	325	Gas/Oil	Peaking	(1,362)	(1,198.24)	1,632
	3	100%	14	Gas/Oil	Peaking	13	13,846.15	180

Independence	1	31.5%	257	Coal	Base	1,757,279	18.33	32,207

White Bluff	1	57%	462	Coal	Base	6,312,602	16.75	105,721
	2	57%	470	Coal	Base

Cecil Lynch	Diesel	100%	5	Oil	Peaking	—	—	4

Carpenter	1	100%	29	Hydro	Peaking	101,102	13.82	1,397
	2	100%	30	Hydro	Peaking

Remmel	1	100%	4	Hydro	Peaking	50,141	15.00	752
	2	100%	3	Hydro	Peaking
	3	100%	4	Hydro	Peaking

Arkansas Nuclear One	1	100%	841	Nuclear PWR(b)	Base	15,441,734	14.66	226,424
	2	100%	996	Nuclear PWR(b)	Base

Total			4,695			23,821,472	16.47	392,408

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES, INC.

	2004	2003	2002	2001	2000
ELECTRIC OPERATING REVENUES ($ thousands)
Louisiana
Residential	412,135	394,512	339,325	376,637	338,108
Commercial	369,044	345,579	286,408	333,336	282,510
Industrial	570,130	510,501	424,026	596,852	547,243
Governmental	17,468	18,253	17,433	19,397	16,314

Total	1,368,777	1,268,845	1,067,192	1,326,222	1,184,175

Texas
Residential	468,704	434,979	360,575	411,323	379,345
Commercial	302,699	268,110	215,707	253,812	222,836
Industrial	405,650	342,693	270,722	348,881	323,351
Governmental	20,535	20,658	16,525	18,818	16,625

Total	1,197,588	1,066,440	863,529	1,032,834	942,157

FUEL REVENUES (included in above revenues)
Louisiana
Residential	203,436	196,097	125,962	180,492	157,149
Commercial	198,629	186,700	117,513	174,499	143,609
Industrial	401,413	354,504	248,165	408,441	360,536
Governmental	7,903	8,398	5,976	8,784	7,017

Total	811,381	745,699	497,616	772,216	668,311

Texas
Residential	240,147	207,358	139,764	199,352	161,523
Commercial	177,984	146,502	98,312	141,590	111,988
Industrial	293,254	236,123	163,419	239,844	212,214
Governmental	11,330	10,612	6,981	9,767	7,842

Total	722,715	600,595	408,476	590,553	493,567

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,496	9,432	14,645	16,435	18,385
Coal	4,609	3,959	4,168	4,245	4,625
Nuclear	7,413	7,641	8,467	7,800	7,336
Hydro	—	—	—	—	—

Total Net Generation	20,518	21,032	27,280	28,480	30,346

Purchased Power:
Affiliated Companies	5,478	3,989	2,703	3,825	2,884
Non-affiliated Companies	16,072	15,160	10,376	7,233	8,498

Total Purchased Power	21,550	19,149	13,079	11,058	11,382

Total Sources of Energy	42,068	40,181	40,359	39,538	41,728

USES OF ENERGY (GWh)
Electric Energy Sales:
Louisiana
Residential	4,677	4,619	4,520	4,282	4,520
Commercial	4,628	4,471	4,316	4,201	4,234
Industrial	9,757	9,145	9,714	10,258	11,186
Governmental	187	205	222	210	210
Texas
Residential	5,126	5,120	4,982	4,777	4,885
Commercial	3,816	3,703	3,578	3,467	3,426
Industrial	6,839	6,272	6,173	6,400	6,774
Governmental	245	270	255	242	240

Total Retail	35,275	33,805	33,760	33,837	35,475

Sales for Resale	4,700	4,543	5,099	4,392	4,629

Unbilled Energy	420	197	(18)	(398)	349

Total Electric Energy Sales	40,395	38,545	38,841	37,831	40,453

Line Losses and Company Usage	1,673	1,636	1,518	1,707	1,275

Total Uses of Energy	42,068	40,181	40,359	39,538	41,728

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES, INC. (CONTINUED)

	2004	2003	2002	2001	2000
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Louisiana
Residential	301,014	295,084	292,018	288,510	286,262
Commercial	45,004	42,490	42,423	41,666	40,951
Industrial	3,957	3,625	3,687	3,654	3,585
Governmental	1,431	1,251	1,519	1,460	1,409

Total	351,406	342,450	339,647	335,290	332,207

Texas
Residential	326,556	321,681	316,942	310,851	306,728
Commercial	39,680	38,445	37,742	37,267	35,956
Industrial	4,732	4,722	4,403	4,284	4,445
Governmental	1,923	2,100	2,176	2,020	1,985

Total	372,891	366,948	361,263	354,422	349,114

AVERAGE ELECTRIC REVENUE (cents/KWh)
Louisiana
Residential	8.81	8.54	7.51	8.80	7.48
Commercial	7.97	7.73	6.64	7.93	6.67
Industrial	5.84	5.58	4.37	5.82	4.89
Governmental	9.35	8.93	7.85	9.24	7.77
Texas
Residential	9.14	8.49	7.24	8.61	7.77
Commercial	7.93	7.24	6.03	7.32	6.50
Industrial	5.93	5.46	4.39	5.45	4.77
Governmental	8.37	7.65	6.48	7.78	6.93

Totals may not foot due to rounding.

ENTERGY GULF STATES, INC.

GENERATION PORTFOLIO

Plant	Unit	Ownership	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Total Plant - 2004
						Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($ 000)
LA Station 2	7	100%	40	Gas/Oil	Peaking	589	110.70	652
	8	100%	40	Gas/Oil	Peaking
	9	100%	60	Gas/Oil	Peaking

Willow Glen	1	100%	152	Gas/Oil	Peaking	408,266	125.55	51,256
	2	100%	205	Gas/Oil	Peaking
	3	100%	450	Gas/Oil	Peaking
	4	100%	540	Gas/Oil	Peaking
	5	100%	485	Gas/Oil	Peaking

Lewis Creek	1	100%	226	Gas/Oil	Intermediate	1,766,090	69.49	122,728
	2	100%	230	Gas/Oil	Intermediate

Roy S. Nelson	3	100%	153	Gas/Oil	Intermediate	1,294,274	85.48	110,629
	4	100%	500	Gas/Oil	Intermediate

Sabine	1	100%	212	Gas/Oil	Intermediate	5,026,496	73.26	368,223
	2	100%	212	Gas/Oil	Intermediate
	3	100%	390	Gas/Oil	Intermediate
	4	100%	525	Gas/Oil	Intermediate
	5	100%	470	Gas/Oil	Intermediate

Roy S. Nelson	6	70%	385	Coal	Base	2,658,316	17.35	46,131

Big Cajun 2	3	42%	242	Coal	Base	1,950,903	16.20	31,606

River Bend Station	1	100%	968	Nuclear BWR(b)	Base	7,412,653	18.47	136,914

Total			6,485			20,517,587	42.31	868,139

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, INC.

	2004	2003	2002	2001	2000
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	769,770	739,389	637,901	658,137	716,708
Commercial	501,536	473,351	403,051	429,388	441,338
Industrial	779,103	723,102	636,410	759,580	767,052
Governmental	37,894	40,664	35,914	39,203	38,772

Total Retail	2,088,303	1,976,506	1,713,276	1,886,308	1,963,870

Sales for Resale	109,085	114,311	19,641	48,345	60,467
Other	29,598	74,753	82,435	(32,740)	38,100

Total Electric Operating Revenues	2,226,986	2,165,570	1,815,352	1,901,913	2,062,437

FUEL REVENUES (included in above revenues)
Residential	355,871	327,475	226,887	270,426	297,505
Commercial	230,357	209,032	142,141	175,194	180,900
Industrial	512,924	464,015	359,607	482,078	478,194
Governmental	17,523	18,195	12,878	16,696	15,981

Total Retail Fuel Revenues	1,116,675	1,018,717	741,513	944,394	972,580

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,486	7,882	11,039	10,757	11,823
Coal	—	—	—	—	—
Nuclear	9,654	8,485	8,838	9,536	8,459
Hydro	—	—	—	—	—

Total Net Generation	18,140	16,367	19,877	20,293	20,282

Purchased Power:
Affiliated Companies	4,505	4,484	5,080	4,861	6,102
Non-affiliated Companies	8,416	9,718	6,496	4,284	5,321

Total Purchased Power	12,921	14,202	11,576	9,145	11,423

Total Sources of Energy	31,061	30,569	31,453	29,438	31,705

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,842	8,795	8,780	8,255	8,648
Commercial	5,762	5,622	5,538	5,369	5,367
Industrial	13,140	12,870	14,738	14,402	15,184
Governmental	439	491	510	498	481

Total Retail	28,183	27,778	29,566	28,524	29,680

Sales for Resale	1,251	1,476	285	715	782

Unbilled Energy	415	42	237	(379)	33

Total Electric Energy Sales	29,849	29,296	30,088	28,860	30,495

Line Losses and Company Usage	1,212	1,273	1,365	578	1,210

Total Uses of Energy	31,061	30,569	31,453	29,438	31,705

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.71	8.41	7.27	7.97	8.29
Commercial	8.70	8.42	7.28	8.00	8.22
Industrial	5.93	5.62	4.32	5.27	5.05
Governmental	8.63	8.28	7.04	7.87	8.06

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	575,701	571,767	565,824	562,706	560,250
Commercial	73,622	72,901	70,418	69,437	68,747
Industrial	7,858	7,686	7,136	6,843	6,870
Governmental	5,274	4,859	5,532	5,442	5,401

Total Retail Customers	662,455	657,213	648,910	644,428	641,268

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, INC.

GENERATION PORTFOLIO

Plant	Unit	Ownership	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Total Plant - 2004
						Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Buras	8	100%	12	Gas/Oil	Peaking	2,441	298.65	729

Little Gypsy	1	100%	238	Gas/Oil	Intermediate	1,338,666	98.54	131,917
	2	100%	415	Gas/Oil	Intermediate
	3	100%	545	Gas/Oil	Intermediate

Monroe	10	100%	22	Gas/Oil	Peaking	(557)	(1,407.54)	784
	11	100%	33	Gas/Oil	Peaking
	12	100%	72	Gas/Oil	Peaking

Ninemile Point	1	100%	50	Gas/Oil	Peaking	5,030,155	78.72	395,989
	2	100%	60	Gas/Oil	Peaking
	3	100%	125	Gas/Oil	Intermediate
	4	100%	730	Gas/Oil	Intermediate
	5	100%	740	Gas/Oil	Intermediate

Sterlington	6	100%	225	Gas/Oil	Intermediate	165,189	116.16	19,189
	7	100%	187	Gas/Oil	Peaking

Waterford	1	100%	411	Gas/Oil	Intermediate	1,950,219	64.92	126,605
	2	100%	411	Gas/Oil	Intermediate

Waterford	3	100%	1,087	Nuclear PWR(b)	Base	9,653,935	14.64	141,324

Total			5,363			18,140,048	45.01	816,537

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

	2004	2003	2002	2001	2000
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	467,459	410,231	374,958	390,957	340,691
Commercial	396,482	341,862	309,525	327,770	275,010
Industrial	203,603	173,736	164,815	191,014	161,065
Governmental	38,258	32,393	28,532	30,569	25,612

Total Retail	1,105,802	958,222	877,830	940,310	802,378

Sales for Resale	68,417	42,143	78,004	131,886	109,902
Other	39,410	34,995	35,261	21,545	25,091

Total Electric Operating Revenues	1,213,629	1,035,360	991,095	1,093,741	937,371

FUEL REVENUES (included in above revenues)
Residential	229,326	157,624	146,191	168,322	106,123
Commercial	203,634	139,087	127,484	148,547	91,993
Industrial	119,811	88,063	82,778	102,087	67,980
Governmental	17,885	11,885	10,918	13,001	8,026

Total Retail Fuel Revenues	570,656	396,659	367,371	431,957	274,122

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,333	2,891	5,391	7,644	6,782
Coal	2,679	2,579	2,577	2,845	2,555
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—

Total Net Generation	6,012	5,470	7,968	10,489	9,337

Purchased Power:
Affiliated Companies	5,337	5,984	4,069	3,995	4,091
Non-affiliated Companies	3,390	2,868	2,476	1,670	2,220

Total Purchased Power	8,727	8,852	6,545	5,665	6,311

Total Sources of Energy	14,739	14,322	14,513	16,154	15,648

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,085	5,092	5,092	4,867	4,976
Commercial	4,518	4,476	4,445	4,322	4,307
Industrial	2,977	2,939	2,910	3,051	3,188
Governmental	398	384	382	381	376

Total Retail	12,978	12,891	12,829	12,621	12,847

Sales for Resale	698	443	1,320	2,017	1,589

Unbilled Energy	142	45	(48)	(81)	160

Total Electric Energy Sales	13,818	13,379	14,101	14,557	14,596

Line Losses and Company Usage	921	943	412	1,597	1,052

Total Uses of Energy	14,739	14,322	14,513	16,154	15,648

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.19	8.06	7.36	8.03	6.85
Commercial	8.78	7.64	6.96	7.58	6.39
Industrial	6.84	5.91	5.66	6.26	5.05
Governmental	9.61	8.44	7.47	8.02	6.81

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	351,274	348,019	344,637	341,126	340,125
Commercial	60,338	59,347	57,146	55,784	54,556
Industrial	3,915	4,767	3,036	2,970	3,048
Governmental	4,036	3,884	3,842	3,738	3,655

Total Retail Customers	419,563	416,017	408,661	403,618	401,384

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO

						Total Plant - 2004
Plant	Unit	Ownership	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Baxter Wilson	1	100%	490	Gas/Oil	Intermediate	919,614	77.94	71,673
	2	100%	700	Gas/Oil	Intermediate

Delta	1	100%	97	Gas/Oil	Peaking	14,069	282.11	3,969
	2	100%	95	Gas/Oil	Peaking

Gerald Andrus	1	100%	741	Gas/Oil	Intermediate	2,193,183	53.37	117,059

Natchez	1	100%	65	Gas/Oil	Peaking	(52)	(9,115.38)	474

Rex Brown	1	100%	15	Gas	Peaking	206,011	123.49	25,441
	3	100%	70	Gas/Oil	Intermediate
	4	100%	210	Gas/Oil	Intermediate
	5	100%	7	Oil	Peaking

Independence	1	25%	204	Coal	Base	2,679,631	17.98	48,193
Independence	2	25%	204	Coal	Base

Total			2,898			6,012,456	44.38	266,809

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

	2004	2003	2002	2001	2000
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	184,155	178,133	170,517	189,474	188,314
Commercial	170,812	161,716	153,776	186,299	170,684
Industrial	34,261	26,416	24,657	31,725	25,479
Governmental	69,680	68,238	65,746	80,918	73,028

Total Retail	458,908	434,503	414,696	488,416	457,505

Sales for Resale	119,407	87,174	8,773	13,330	40,133
Other	10,142	5,983	1,058	926	17,136

Total Electric Operating Revenues	588,457	527,660	424,527	502,672	514,774

FUEL REVENUES (included in above revenues)
Residential	67,891	65,057	62,192	88,301	73,690
Commercial	71,413	67,552	63,447	96,377	73,965
Industrial	17,706	12,276	11,419	18,451	12,499
Governmental	30,994	30,534	29,324	44,690	34,255

Total Retail Fuel Revenues	188,004	175,419	166,382	247,819	194,409

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,146	2,099	2,580	2,232	3,642
Coal	—	—	—	—	—
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—

Total Net Generation	2,146	2,099	2,580	2,232	3,642

Purchased Power:
Affiliated Companies	3,880	3,742	2,706	3,271	2,333
Non-affiliated Companies	1,982	1,621	1,041	753	913

Total Purchased Power	5,862	5,363	3,747	4,024	3,246

Total Sources of Energy	8,008	7,462	6,327	6,256	6,888

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,139	2,133	2,158	1,981	2,178
Commercial	2,316	2,262	2,255	2,185	2,260
Industrial	575	413	409	414	384
Governmental	1,025	1,036	1,053	1,017	1,058

Total Retail	6,055	5,844	5,875	5,597	5,880

Sales for Resale	1,539	1,340	176	174	711

Unbilled Energy	41	22	(49)	29	22

Total Electric Energy Sales	7,635	7,206	6,002	5,800	6,613

Line Losses and Company Usage	373	256	325	456	275

Total Uses of Energy	8,008	7,462	6,327	6,256	6,888

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.61	8.35	7.90	9.56	8.65
Commercial	7.37	7.15	6.82	8.53	7.55
Industrial	5.96	6.42	6.03	7.66	6.64
Governmental	6.80	6.59	6.24	7.96	6.90

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	169,498	169,878	170,771	170,043	170,350
Commercial	16,376	16,336	16,576	16,431	16,423
Industrial	1,309	1,148	1,141	1,106	1,094
Governmental	1,798	1,755	1,632	1,649	1,642

Total Retail Customers	188,981	189,117	190,120	189,229	189,509

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO

						Total Plant - 2004
Plant	Unit	Ownership	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($ 000)
A. B. Paterson	3	100%	50	Gas/Oil	Peaking	7,253	338.07	2,452
	4	100%	—	Gas/Oil	Peaking

Michoud	1	100%	65	Gas/Oil	Peaking	2,138,022	78.04	166,861
	2	100%	244	Gas/Oil	Intermediate
	3	100%	545	Gas/Oil	Intermediate

A. B. Paterson	5	100%	11	Oil	Peaking	695	251.80	175

Total			915			2,145,970	78.98	169,488

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

SYSTEM ENERGY RESOURCES, INC.

	2004	2003	2003	2001	2000
OPERATING REVENUES ($ thousands)	545,381	583,820	602,486	535,027	656,749

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	—	—	—	—	—
Coal	—	—	—	—	—
Nuclear	9,202	9,812	9,053	8,921	9,621
Hydro	—	—	—	—	—

Total Net Generation	9,202	9,812	9,053	8,921	9,621

Purchased Power	—	—	—	—	—

Total Sources of Energy	9,202	9,812	9,053	8,921	9,621

USES OF ENERGY (GWh)
Electric Energy Sales	9,212	9,812	9,053	8,921	9,621

Unbilled Energy	—	—	—	—	—

Line Losses and Company Usage	(10)	—	—	—	—

Total Uses of Energy	9,202	9,812	9,053	8,921	9,621

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO

						Total Plant - 2004
Plant	Unit	Ownership	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($ 000)
Grand Gulf	1	90%	1,143	Nuclear BWR(b)	Base	9,201,618	13.54	124,584

Total			1,143			9,201,618	13.54	124,584

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

The following tables show plant performance for 2004 and averages for three-year periods.

CAPACITY FACTOR (%)

	2004	2001–2003	2000–2002	1999–2001
ANO	96.5	99.0	92.1	88.4
Grand Gulf	92.0	97.3	96.5	91.4
River Bend	86.7	95.3	95.0	84.8
Waterford 3	101.4	95.2	95.0	90.0

Entergy Southeast Average	95.0	97.0	94.4	88.8

Industry Average	—	90.7	90.8	88.8

Capacity factors greater than 100% result from units producing output in excess of their ratings for maximum dependable capacity.

PRODUCTION COST ($/MWh)

	2004	2001–2003	2000–2002	1999–2001
ANO	14.7	14.8	16.1	16.8
Grand Gulf	13.5	13.6	13.7	14.4
River Bend	18.5	16.4	17.1	19.3
Waterford 3	14.8	15.4	15.3	16.0

Entergy Southeast Average	15.1	15.0	15.5	16.4

Industry Average	—	16.1	16.2	17.3

INDIVIDUAL PLANT INFORMATION

	ANO			Grand Gulf		River Bend		Waterford 3
	Unit 1		Unit 2
Owner	Entergy Arkansas		Entergy Arkansas	System Energy -90 South Mississippi Electric Power Association-10	% %	Entergy Gulf States		Entergy Louisiana
Commercial Operation Date	December ‘74		March ‘80	July ‘85		June ‘86		September ‘85
License Expiration Date	5/20/34		7/17/18	11/1/24		8/29/25		12/18/24

Architect/Engineer	Bechtel Power		Bechtel Power	Bechtel Power		Stone & Webster		Ebasco
Reactor Manufacturer	Babcox &		Combustion	General		General		Combustion
	Wilcox		Engineering	Electric		Electric		Engineering
Reactor Type	PWR		PWR	BWR		BWR		PWR
Turbine Generator Manufacturer	Westinghouse		General Electric	Kraftwerk Union		General Electric		Westinghouse

Owned and Leased Capability (MW)(a)	841		996	1,270		968	(c)	1,087

Refueling Data:
Last Date	4/20/04–		3/9/05–	2/22/04–		10/21/04–		10/19/03–
	5/13/04		4/11/05	3/24/04		11/21/04		11/22/03
Number of Days	23		33	31		31		33
Next Scheduled Refueling	Fall ‘05		Fall ‘06	Fall ‘05		Spring ‘06		Spring ‘05
2004 Capacity Factor (%)	93.0		99.4	92.0		86.7		101.4

($ millions as of December 31, 2004)
Book Value	997	(b)	1,929	1,766	(c)	1,582
Decommissioning Trust Fund Balance	383.8	(b)	205.1	291.0		172.1
Decommissioning Liability	492.7	(b)	335.9	152.1		347.3

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	ANO Units 1 and 2 are reported together.

(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	Arkansas	Louisiana	Mississippi	New Orleans	Texas
Commission	Arkansas Public Service Commission	Louisiana Public Service Commission	Mississippi Public Service Commission	New Orleans City Council	Public Utility Commission of Texas

Number of Commissioners	3	5	3	7	3

Method of Selection	Appointed by Governor	Elected	Elected	Elected	Appointed by Governor

Term of Office	6 years – staggered	6 years – staggered	4 years – concurrent	4 years – concurrent (2 term limits)	6 years – staggered

Chair/President	Appointed	Selected by peers – 1 year term	Rotates every 2 years	Selected by peers from two at-large seats	Appointed

COMMISSION/COUNCIL MEMBERS

	Party	Service Began	Current Term Ends
ARKANSAS
Sandra L. Hochstetter – Chair	Republican	7/00	1/11
Daryl Bassett	Republican	9/02	1/09
Randy Bynum	Republican	1/03	1/07

LOUISIANA
Lambert Boissiere III	Democrat	1/05	12/10
C. Dale Sittig	Democrat	11/95	12/10
James M. Field	Republican	12/96	12/06
Jack A. “Jay” Blossman, Jr.	Republican	1/97	12/08
Foster L. Campbell, Jr.	Democrat	1/03	12/08

MISSISSIPPI
Dorlos “Bo” Robinson – Chair	Democrat	12/89	12/07
Michael Callahan	Republican	12/99	12/07
Nielsen Cochran	Republican	12/83	12/07

NEW ORLEANS
Eddie L. Sapir – President	Democrat	5/02	5/06
Oliver M. Thomas, Jr.	Democrat	5/94	5/06
John A. Batt, Jr.	Republican	5/02	5/06
Renee Gill Pratt	Democrat	5/02	5/06
Jacquelyn Brechtel Clarkson	Democrat	5/02	5/06
Cynthia Hedge-Morrell	Democrat	4/05	5/06
Cynthia Willard-Lewis	Democrat	5/02	5/06

TEXAS
Paul Hudson – Chair	Republican	8/03	8/09
Julie Caruthers Parsley	Republican	11/02	8/05
Barry Smitherman	Republican	4/04	8/07

UTILITY REGULATORY INFORMATION

SELECT UTILITY RATE PROCEEDINGS

Company	Authorized ROE	Pending Proceedings/Events as of May 2005
EAI	11.0%	Recent activity: None

		Background: No cases pending. Timing of next filing to be based on completion of steam generator and reactor vessel head replacement at ANO Unit 1 and FERC decision in System Agreement case.

EGSI – TX	10.95%	Recent activity: EGSI-TX appealed the Public Utility Commission of Texas’ (PUCT) October 2004 decision to dismiss the company’s rate case filed in August 2004. The company is pursuing efforts to get legislative support through the passage of a bill that would clarify the end of the rate freeze and allow EGSI-TX to proceed with obtaining rate relief through riders for transition cost and incremental purchased power.

		Background: Beginning in 1999 until June 2004, the company had been preparing for ROA. In a written order issued on July 12, 2004, the PUCT effectively rejected the company’s proposal to advance to ROA and as a result, the company filed a rate case on August 25, 2004 which the PUCT dismissed with its written order issued October 20, 2004. The PUCT did not act on the company’s Motion for Rehearing on the Dismissal which rendered it “denied by operation of law”.

EGSI – LA	9.90% – 11.4%	Recent activity: On March 23, 2005, the LPSC approved a Global Settlement of 12 cases including the 9th earnings review. The settlement terms include $76 million in refunds for EGSI-LA customers, no change in current rates, and the establishment of a formula rate plan with a 10.65% ROE midpoint and a 75 basis point bandwidth. Earnings outside the bandwidth are allocated 60% to customers and 40% to the company. The first formula rate plan filing will be made in May 2005 based upon a calendar 2004 test year. For the first year only, prospective rates will be reset to the 10.65% midpoint.

ELI	9.7% – 11.3%	Recent activity: Hearings on the rate case were completed in mid December 2004. At the March 23, 2005 meeting, the LPSC directed the Administrative Law Judge to set a procedural schedule that would allow for a decision on a possible settlement at the May 18, 2005 meeting. On March 28, ELI and the LPSC Staff filed a joint motion for contested settlement. The settlement includes an $18.3 million rate increase based upon the following key items: removal of Perryville and pending capacity contracts for separate consideration, life extension accounting for Waterford 3, and an ROE midpoint of 10.25%. The settlement also includes a formula rate plan with an 80 basis point bandwidth with the first filing based on a 2005 test year. Earnings outside the bandwidth are allocated 60% to customers and 40% to the company. Pursuant to its rights, ELI placed interim rates based on an $18.3 million rate increase into effect on May bills, subject to refund.

		Background: In January 2004, ELI filed with the LPSC an application for a $167 million base rate increase based on an ROE of 11.4%. The requested increase would have been largely mitigated by fuel savings resulting from the generation supply plan, including the acquisition of the Perryville plant. LPSC Staff initially recommended removal of the generation supply plan resulting in an $11.4 million rate increase with a 9.75% ROE.

EMI	9.10% – 11.90%	Recent activity: EMI submitted its 2005 Formula Rate Plan’s Evaluation Report to the Mississippi Public Service Commission on March 14, 2005. On April 19, 2005, the MPSC approved a joint stipulation which provides for no change in rates based on a performance adjusted ROE of 10.5%.

		Background: In December 2002, the Mississippi Public Service Commission (MPSC) approved a $48.2 million rate increase which allowed an ROE of 11.75%. The MPSC also approved a formula rate plan which allows the earned return on equity to increase or decrease within a bandwidth without a change in rates. Also, performance incentives can increase or decrease the benchmarked ROE by 100 basis points. If EMI earns above or below the bandwidth range, rates are adjusted on a prospective basis by 50% of any overage or shortfall to the top or bottom of the bandwidth respectively.

ENOI	10.25% – 13.25%	Recent activity: In April 2005, Entergy New Orleans made its annual scheduled formula plan filings with the New Orleans City Council (CCNO). The filings show that a decrease of $0.2 million in electric revenues is warranted and an increase of $3.9 million in gas revenues is warranted. The prescribed period for review by the Council’s Advisors and other parties has now commenced, and rate adjustments, if any, could be implemented as soon as September 2005.

		Background: Effective June 2003, the CCNO approved a $30 million rate increase and a 2-year prospective FRP with an ROE mid point of 11.25% and an ROE bandwidth from 10.25% to 12.25%. In addition, the Electric FRP allows for up to 13.25% ROE based on a Generation Performance-Based Rate plan which provides for sharing of fuel and purchased power savings. On April 30, 2004, ENOI filed its annual electric and gas FRP updates that resulted in an August settlement approved by the CCNO calling for no rate adjustment for electric or gas service. The company intends to file for an extension of the FRP prior to September 1, 2005. If the FRP is not extended by the CCNO on or before September 1, the Rate Adjustments in effect based on the December 31, 2004 test year shall continue.

SERI	10.94%	Recent activity: None

		Background: ROE approved by July 2001 FERC order. No cases pending.

UTILITY REGULATORY INFORMATION

UTILITY ELECTRIC AND GAS FUEL RECOVERY

	Deferred Fuel Balance as of December 31,					Fuel Recovery Mechanism
Company	2004	2003	2002	2001	2000
	($ millions)
EAI	7.4	10.6	(42.6)	17.2	103.0	Entergy Arkansas’ rate schedules include an energy cost recovery rider to recover fuel and purchased energy costs in monthly bills. The rider utilizes prior calendar year energy costs and projected energy sales for the twelve month period commencing on April 1 of each year to develop an energy cost rate, which is redetermined annually and includes a true-up adjustment reflecting the over-recovery or under-recovery, including carrying charges, of the energy cost for the prior calendar year.

EGSI – TX	78.5	116.6	91.8	108.6	184.1	Entergy Gulf States’ Texas rate schedules include a fixed fuel factor to recover fuel and purchased power costs, including carrying charges, not recovered in base rates. Under current methodology, semi-annual revisions of the fixed fuel factor may be made in March and September based on the market price of natural gas. Entergy Gulf States will likely continue to use this methodology until retail open access begins in Texas. To the extent actual costs vary from the fixed fuel factor, refunds or surcharges are required or permitted. The amounts collected under the fixed fuel factor through the start of retail open access are subject to fuel reconciliation proceedings before the PUCT. At the start of retail open access for Entergy Gulf States in Texas, fuel and purchased power cost recovery will be subject to the fuel component of the price-to-beat rates approved by the PUCT. The PUCT fuel cost reviews that were resolved during the past year or are currently pending are discussed in Note 2 to the domestic utility companies and System Energy financial statements in Entergy’s 2004 Form 10-K.

EGSI – LA	11.6	1.9	8.8	18.2	104.0	Entergy Gulf States’ Louisiana electric rate schedules include a fuel adjustment clause designed to recover the cost of fuel. The fuel adjustment contains a surcharge or credit for deferred fuel expense and related carrying charges arising from the monthly reconciliation of actual fuel costs incurred with fuel cost revenues billed to customers. Entergy Gulf States’ Louisiana gas rates include a purchased gas adjustment based on estimated gas costs for the billing month adjusted by a surcharge or credit for deferred fuel expense arising from the monthly reconciliation of actual fuel costs incurred with fuel cost revenues billed to customers.

ELI	8.7	30.6	(25.6)	(67.5)	84.1	Entergy Louisiana’s rate schedules include a fuel adjustment clause designed to recover the cost of fuel. The fuel adjustment contains a surcharge or credit for deferred fuel expense and related carrying charges arising from the monthly reconciliation of actual fuel costs incurred with fuel cost revenues billed to customers.

EMI	(22.8)	89.1	38.2	106.2	65.0	Entergy Mississippi’s rate schedules include energy cost recovery riders to recover fuel and purchased energy costs. The rider utilizes projected energy costs filed quarterly by Entergy Mississippi to develop an energy cost rate. The energy cost rate is redetermined each calendar quarter and includes a true-up adjustment reflecting the over-recovery or under-recovery of the energy cost as of the second quarter preceding the redetermination.

ENOI	2.6	(2.7)	(14.9)	(10.2)	28.2	Entergy New Orleans’ electric rate schedules include a fuel adjustment tariff designed to reflect no more than targeted fuel and purchased power costs, adjusted by a surcharge or credit for deferred fuel expense arising from the monthly reconciliation of actual fuel and purchased power costs incurred with fuel cost revenues billed to customers, including carrying charges. The adjustment also includes the difference between non-fuel Grand Gulf 1 costs paid by Entergy New Orleans and the estimate of such costs, which are included in base rates, as provided in Entergy New Orleans’ Grand Gulf 1 rate settlements. Entergy New Orleans’ gas rate schedules include an adjustment to reflect estimated gas costs for the billing month, adjusted by a surcharge or credit similar to that included in the electric fuel adjustment clause, including carrying charges. In June and November 2004, the city Council passed resolutions implementing a package of measures developed by Entergy New Orleans and the Council Advisors to protect customers from potential gas price spikes during the 2004 – 2005 winter heating season. These measures include: maintaining Entergy New Orleans’ financial hedging plan for its purchase of wholesale gas, and deferral of collection of up to $6.2 million of gas costs associated with a cap on the purchased gas adjustment in November and December 2004 in the event that the average residential customer’s gas bill were to exceed a threshold level. The deferrals resulting from these caps will receive accelerated recovery over a seven–month period beginning in April 2005.

TOTAL	85.9	246.0	55.7	172.4	568.3

Totals may not foot due to rounding.

COMPETITIVE BUSINESSES

COMPETITIVE BUSINESSES

TOTAL CAPACITY

	Operated				Owned Capacity(c)
As of December 31, 2004	Plants	Units	MW		MW	%
Gas/Oil	1	1	550	(b)	1,317	24
Coal	—	—	—	(b)	181	3

Total Fossil	1	1	550		1,498	27
Wind	—	—	—		80	1
Nuclear	5	6	4,858	(a)	4,058	72

Total Capacity	6	7	5,408		5,636	100

(a)	Operated capacity includes management services contracts.

(b)	Excludes units operated by Entergy’s utility companies.

(c)	Includes capacity under power purchase agreements.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR QUARTERLY FINANCIAL METRICS

	2004					2003					YTD % change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	68.8	63.0	63.7	49.5	245.0	197.0	44.9	59.6	(0.7)	300.8	(19)
ROIC – As-Reported (%)*	8.0	8.6	8.4	10.1	10.1	17.7	16.4	14.6	12.8	12.8	(21)
ROE – As-Reported (%)*	9.6	10.5	10.0	12.3	12.3	28.0	25.9	21.5	18.2	18.2	(32)
Debt to Capital Ratio (%)*	25.8	25.6	23.4	27.0	27.0	34.5	34.7	30.9	27.7	27.7	(3)
NON-GAAP MEASURES
Operational Earnings ($ millions)	68.8	63.0	63.7	49.5	245.0	36.7	44.9	59.6	56.9	198.2	24
ROIC – Operational (%)*	10.2	10.7	10.6	10.1	10.1	10.4	9.4	8.1	8.6	8.6	17
ROE – Operational (%)*	12.7	13.6	12.9	12.3	12.3	15.4	14.0	11.2	11.9	11.9	3
Net Debt to Net Capital Ratio (%)*	20.6	19.2	16.2	23.1	23.1	31.7	31.9	26.6	23.5	23.5	(2)

*	Trailing twelve months.

Totals may not foot due to rounding.

ENTERGY NUCLEAR ANNUAL FINANCIAL METRICS

	2004	2003	2002	2001	2000
GAAP MEASURES
As-Reported Earnings ($ millions)	245.0	300.8	200.5	127.9	49.2
ROIC – As-Reported (%)*	10.1	12.8	10.6	9.2	7.0
ROE – As-Reported (%)*	12.3	18.2	17.2	21.7	31.3
Debt to Capital Ratio (%)*	27.0	27.7	42.3	51.3	86.4
NON-GAAP MEASURES
Operational Earnings ($ millions)	245.0	198.2	200.5	127.9	49.2
ROIC – Operational (%)*	10.1	8.6	10.6	9.2	7.0
ROE – Operational (%)*	12.3	11.9	17.2	21.7	31.3
Net Debt to Net Capital Ratio (%)*	23.1	23.5	38.2	47.7	76.7

*	Trailing twelve months.

ENTERGY NUCLEAR QUARTERLY OPERATIONAL METRICS

	2004					2003					YTD % change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
Net MW in Operation	4,001	4,001	4,001	4,058	4,058	3,955	3,955	4,001	4,001	4,001	1
Avg. Realized Price/MWh	$39.70	$41.33	$43.38	$40.69	$41.26	$38.28	$39.78	$40.67	$38.54	$39.38	5
Production Cost/MWh	$18.57	$18.33	$21.68	$22.28	$20.16	$23.54	$20.85	$20.03	$17.15	$20.32	(1)
Generation in GWh	8,687	8,196	8,075	7,567	32,524	8,093	7,337	8,246	8,702	32,379	—
Capacity Factor	99%	94%	92%	85%	92%	94%	84%	94%	98%	92%	—

Totals may not foot due to rounding.

ENTERGY NUCLEAR ANNUAL OPERATIONAL METRICS

	2004	2003	2002	2001	2000
Net MW in Operation	4,058	4,001	3,955	3,445	2,475
Avg. Realized Price/MWh	$41.26	$39.38	$40.07	$34.90	$41.56
Production Cost/MWh	$20.16	$20.32	$20.20	$18.60	$18.90
Generation in GWh	32,524	32,379	29,953	22,614	7,171
Capacity Factor	92%	92%	93%	93%	94%

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR PLANT STATISTICS

	James A. FitzPatrick		Indian Point				Pilgrim Nuclear Station	Vermont Yankee
			Unit 2		Unit 3
Entergy Purchase Date	11/21/00		9/6/01		11/21/00		7/13/99	7/31/02
Commercial Operation Date	July ’75		August ‘74		August ‘76		December ‘72	November ‘72
License Expiration Date	10/17/14		9/28/13		12/15/15		6/8/12	3/21/12

Architect/Engineer	Stone & Webster		United Engineers & Constructors		United Engineers & Constructors		Bechtel Power	Ebasco
Reactor Manufacturer	General Electric		Westinghouse		Westinghouse		General Electric	General Electric
Reactor Type	BWR		PWR		PWR		BWR	BWR
Turbine Generator Manufacturer	General Electric		Westinghouse		Westinghouse		General Electric	General Electric

Maximum Dependable Capacity (MW)	838		1,028		994		688	510

Refueling Data
Last Date	9/04/04 – 10/24/04		10/22/04 – 11/22/04		3/11/05 – 4/7/05		4/19/03 – 5/13/03	4/3/04 – 5/4/04
Number of Days	30		31		26		24	30
Next Scheduled Refueling	Fall ’06		Spring ’06		Spring ’07		Spring ’05	Fall ’05
2004 Capacity Factor	89%		87%		100%		98%	84%

($ millions as of December 31, 2004)
Book Value	211		658		273		69	88
Decommissioning Trust Fund Balance		(a)	516	(b)		(a)	520	365
Decommissioning Liability		(a)	270	(b)		(a)	231	238
Nearest Market Hub	NYISO		NYISO		NYISO		NEPOOL	NEPOOL
	Zone A	(d)	Zone G	(e)	Zone G	(e)	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO		NYISO		NYISO		NEPOOL	NEPOOL
	Rest of State		Rest of State		Rest of State

(a)	NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(b)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.

(c)	Potential delay due to regulatory issues.

(d)	James A. FitzPatrick physically located in NYISO Zone C.

(e)	Indian Point physically located in NYISO Zone H.

ENTERGY NUCLEAR PLANT UPRATES

(MW)	Capacity 12/31/02	2003	2004	Capacity 12/31/04	2005E	2006E	Projected Capacity 12/31/06E
FitzPatrick	825	—	13	838	—	—	838
Indian Point 2	970	14	44	1,028	—	—	1,028
Indian Point 3	980	14	—	994	47	—	1,041
Pilgrim	670	18	—	688	—	—	688
Vermont Yankee	510	—	—	510	50	45	605

Total	3,955	46	57	4,058	97	45	4,200

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR SECURITIES DETAIL

ENTERGY NUCLEAR LONG-TERM DEBT

Note to New York Power Authority (NYPA) relating to the purchase of FitzPatrick and Indian Point 3

($ thousands)	Long- term debt(a)	Interest expense	Additional LTD related to purchase of IP2	Interest expense	Total ending long-term debt	Total interest expense
2000	744,405	3,869	—	—	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	441,845	27,387	72,863	3,643	514,708	31,030
2004	379,405	21,275	66,200	3,337	445,605	24,612
2005	313,968	18,277	59,218	3,018	373,186	21,295
2006	245,390	15,137	51,900	2,682	297,290	17,819
2007	173,520	11,845	44,231	2,331	217,751	14,176
2008	161,932	8,412	36,194	1,963	198,126	10,375
2009	149,771	7,839	27,772	1,577	177,543	9,416
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	—	305	109,681	6,317
2013	95,011	5,331	—	—	95,011	5,331
2014	79,638	4,627	—	—	79,638	4,627
2015	61,027	3,889	—	—	61,027	3,889
2016–2035 Average	N/A	1,755	—	—	N/A	1,755

(a)	Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration.

NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS

Plant	Location	NERC Region	Ownership Interest	Net MW	Total MW	Fuel Type/ Technology	Purpose
Independence – Unit 2	Newark, AR	SERC	14%	121	842	Coal	Base
Ritchie – Unit 2	Helena, AR	SERC	100%	544	544	Gas/Oil	Peaking
Warren Power	Vicksburg, MS	SERC	75%	225	300	Gas Turbine	Peaking
Top of Iowa	Worth County, IA	MAPP	50%	40	80	Wind	Renewable
RS Cogen	Lake Charles, LA	SERC	50%	213	425	Gas/Steam	Base QF
Harrison County	Marshall, TX	SPP	61%	335	550	Combined Cycle	Intermediate
Nelson 6 (PPA)	Westlake, LA	SERC	11%	60	550	Coal	Base
White Deer	Amarillo, TX	SPP	50%	40	80	Wind	Renewable

Total				1,578	3,371

NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL

Outstanding as of December 31, 2004

(Entergy’s share)	Amount	Maturity	Rate
	($ millions)
RS Cogen Senior Project Debt
Bank Portion(a)	76.8	10/17/18	LIBOR + 1.375%
Institutional Portion	37.5	10/15/22	Fixed 8.73%

(a)	RS Cogen spread on bank portion increases over time to 2.375%.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

NUCLEAR OPERATIONAL MEASURES

Net MW in operation	Installed capacity owned or operated

Average realized price per MWh	As-reported revenue per MWh generated for all non-utility nuclear operations

Production cost per MWh	Fuel (including fuel lease charges) and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh (excludes administrative and general expenses)

Generation in GWh	Total number of GWh produced

Capacity factor	Normalized percentage of the period that the plant generates power. This is a ratio of the energy that was produced over a given period of time relative to energy that would have been produced had the unit operated continuously at its maximum dependable capacity over the period

Refueling outage duration	Number of days the unit was offline for scheduled refueling outage

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP

Return on average	12-months trailing earnings adjusted to include preferred dividends and tax-effected

invested capital – As-reported	interest expense divided by average invested capital

Return on average common equity – As-reported	12-months trailing earnings divided by average common equity

Net margin – As-reported	12-months trailing earnings divided by 12-months trailing revenue

Cash flow interest coverage	12-months net cash flow from operating activities plus 12-months trailing interest paid, divided by interest expense

Book value per share	Common equity divided by end of period shares outstanding

Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers

Total debt	Sum of short-term and long-term debt, capital leases, and preferred stock with sinking fund on the balance sheet less non-recourse debt, if any

Project debt	Financing at subsidiaries to support specific projects

Debt of joint ventures (Entergy share)	Debt issued for Entergy-Koch, LP and non-nuclear assets business joint ventures for periods through third quarter 2004. Only non-nuclear assets business joint ventures debt included for periods thereafter

Leases (Entergy share)	Operating leases held by subsidiaries capitalized at implicit interest rate

Debt to capital	Gross debt divided by total capitalization

FINANCIAL MEASURES – NON-GAAP

Operational earnings	As-reported earnings adjusted to exclude the impact of special items

Return on average invested capital – operational	12-months trailing operational earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital

Return on average common equity – operational	12-months trailing operational earnings divided by average common equity

Net margin – operational	12-months trailing operational earnings divided by 12-months trailing revenue

Total gross liquidity	Sum of cash and cash equivalents and revolver capacity

Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents

Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by total capitalization and off-balance sheet liabilities less cash and cash equivalents

REG G RECONCILIATION

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2000-2004

($ millions)	2004	2003	2002	2001	2000
As-reported earnings (A)	910	927	599	726	679
Preferred dividends	24	24	24	24	32
Tax effected interest expense	294	311	353	441	331

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	1,228	1,262	976	1,191	1,042

Special items (C)	30	(55)	(267)	—	(36)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,198	1,317	1,243	1,191	1,078
Operational earnings (A-C)	880	982	866	726	715
Average invested capital (D)	16,843	17,114	16,862	16,640	15,883
Average common equity (E)	8,499	8,271	7,647	7,230	7,062
Operating revenues (F)	10,124	9,195	8,305	9,621	10,022

Gross debt (G)	7,807	8,182	8,810	8,900	9,158
Less cash and cash equivalents (H)	808	692	1,335	752	1,382
Net debt (G-H)	6,999	7,490	7,475	8,148	7,776

Total capitalization (I)	16,466	17,220	17,007	16,717	16,562
Less cash and cash equivalents (J)	808	692	1,335	752	1,382
Net capitalization (I-J)	15,658	16,528	15,672	15,965	15,180

Off balance sheet liabilities (K)	710	888	804	955	489
Revolver capacity (L)	1,490	1,553	1,018	1,210	113
Gross liquidity (H+L)	2,298	2,245	2,353	1,962	1,495

(%)
ROIC – As-reported (B/D)	7.3	7.4	5.8	7.2	6.6
ROIC – Operational ((B-C)/D)	7.1	7.7	7.4	7.2	6.8
ROE – As-reported (A/E)	10.7	11.2	7.8	10.0	9.6
ROE – Operational ((A-C)/E)	10.4	11.9	11.3	10.0	10.1
Net margin – As-reported (A/F)	9.0	10.1	7.2	7.6	6.8
Net margin – Operational ((A-C)/F)	8.7	10.7	10.4	7.5	7.1
Debt to capital ratio (G/I)	47.4	47.5	51.8	53.2	55.3
Net debt to net capital ratio ((G-H)/(I-J))	44.7	45.3	47.7	51.0	51.2
Net debt to net capital ratio including off-balance sheet liabilities ((G-H+K)/(I-J+K))	47.1	48.1	50.3	53.8	52.8

Calculations may differ due to rounding.

REG G RECONCILIATION

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q03-4Q04

($ millions)	1Q03	2Q03	3Q03	4Q03	1Q04	2Q04	3Q04	4Q04
For the quarter:
As-reported earnings (A)	395.0	205.6	365.8	(39.5)	207.2	265.2	282.2	154.9
Less special items (B)	139.0	(64.9)	—	(128.6)	15.1	13.0	(39.5)	41.3

Operational earnings (A-B)	256.0	270.5	365.8	89.1	192.1	252.2	321.7	113.6

As-Reported earnings trailing 12 months (C)	1,073	1,037	1,042	927	739	799	715	910
Preferred dividends	24	24	24	24	23	23	23	24
Tax-effected interest expense	347	339	328	311	307	303	292	294

As-reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	1,444	1,400	1,394	1,262	1,069	1,125	1,030	1,228

Special items in prior quarters	(7)	158	72	74	(194)	(114)	(101)	(12)

Special items 1Q03 through 4Q04
Utility/Parent/Other
River Bend loss provision		(66)
Tax benefits – Entergy-Koch								17
SFAS 143 implementation	(21)
Voluntary severance plan				(71)
Entergy Nuclear
SFAS 143 implementation	160			(6)
Voluntary severance plan				(52)
Energy Commodity Services
Gain (loss) on disposition of assets		1
Entergy-Koch Trading earnings					6	10	(48)	(47)
Gulf South Pipeline earnings					9	3	3	14
Tax benefits on restructuring								94
Asset and contract impairments								(36)
Reduction in asset sale reserves							6
Total special items (E)	132	93	72	(55)	(179)	(101)	(140)	30

Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	1,312	1,307	1,322	1,317	1,248	1,226	1,170	1,198
Operational earnings, trailing 12 months (C-E)	941	944	970	982	918	900	855	880
Average invested capital (F)	16,700	17,465	17,324	17,114	17,257	17,638	17,462	16,843
Average common equity (G)	7,838	8,075	8,295	8,271	8,565	8,619	8,806	8,499
Operating revenues (H)	8,482	8,739	8,971	9,195	9,409	9,540	9,803	10,124

Gross debt (I)	8,410	9,173	8,554	8,182	8,282	8,173	8,070	7,807
Less cash and cash equivalents (J)	377	1,078	578	692	875	586	588	808
Net debt (I-J)	8,033	8,095	7,976	7,490	7,407	7,587	7,482	6,999

Total capitalization (K)	17,009	18,023	17,680	17,220	17,505	17,252	17,245	16,466
Less cash and cash equivalents (L)	377	1,078	578	692	875	586	588	808
Net capital (K-L)	16,632	16,945	17,102	16,528	16,630	16,666	16,657	15,658

(%)
ROIC – As-reported (D/F)	8.7	8.0	8.0	7.4	6.2	6.4	5.9	7.3
ROIC – Operational ((D-E)/F)	7.9	7.5	7.6	7.7	7.2	7.0	6.7	7.1
ROE – As-reported (C/G)	13.7	12.9	12.6	11.2	8.6	9.3	8.1	10.7
ROE – Operational ((C-E)/G)	12.0	11.7	11.7	11.9	10.7	10.4	9.7	10.4
Net margin – As-reported (C/H)	12.7	11.9	11.6	10.1	7.9	8.4	7.3	9.0
Net margin – Operational ((C-E)/H)	11.1	10.8	10.8	10.7	9.8	9.4	8.7	8.7
Debt to capital ratio (I/K)	49.5	50.9	48.4	47.5	47.3	47.4	46.8	47.4
Net debt to net capital ratio ((I-J)(K-L))	48.3	47.8	46.6	45.3	44.5	45.5	44.9	44.7

Calculations may differ due to rounding.

REG G RECONCILIATION

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2000-2004

($ millions)	2004	2003	2002	2001	2000
As-reported earnings (A)	643.4	469.1	583.2	550.2	586.6
Preferred dividends	23.3	23.5	23.7	24.3	31.6
Tax-effected interest expense	235.9	258.1	286.9	355.3	317.4

As-reported earnings including preferred dividends and tax-effected interest expense (B)	902.6	750.7	893.8	929.8	935.6

Utility special items
River Bend loss provision	—	(65.6)	—	—	—
SFAS 143 implementation	—	(21.3)	—	—	—
Voluntary severance plan	—	(70.1)	—	—	—
Merger expenses	—	—	—	(2.4)	—
Regulatory and reserve adjustments	—	—	—	—	(21.5)
Total special items (C)	—	(157.0)	—	(2.4)	(21.5)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	902.6	907.7	893.8	932.2	957.1
Operational earnings (A-C)	643.4	626.1	583.2	552.6	608.1
Average invested capital (D)	12,514	12,796	12,992	12,902	12,449
Average common equity (E)	5,539	5,422	5,470	5,490	5,299

Gross debt (G)	6,394	6,851	7,178	7,138	6,924
Less cash and cash equivalents (H)	586	401	1,088	455	354
Net debt (G-H)	5,808	6,450	6,090	6,683	6,570

Total capitalization (I)	12,375	12,653	12,940	13,044	12,760
Less cash and cash equivalents (J)	586	401	1,088	455	354
Net capitalization (I-J)	11,789	12,252	11,852	12,589	12,406

(%)
ROIC – As-reported (B/D)	7.2	5.9	6.9	7.2	7.5
ROIC – Operational ((B-C)/D)	7.2	7.1	6.9	7.2	7.7
ROE – As-reported (A/E)	11.6	8.7	10.7	10.0	11.1
ROE – Operational ((A-C)/E)	11.6	11.5	10.7	10.1	11.5
Debt to capital ratio (G/I)	51.7	54.1	55.5	54.7	54.3
Net debt to net capital ratio ((G-H)/(I-J))	49.3	52.6	51.4	53.1	53.0

Calculations may differ due to rounding.

REG G RECONCILIATION

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q03-4Q04

($ millions)	1Q03	2Q03	3Q03	4Q03	1Q04	2Q04	3Q04	4Q04
As-reported earnings (A)	107.8	121.7	272.9	(33.4)	115.7	195.0	258.0	74.7
Utility Special Items
River Bend loss provision	—	(65.6)	—	—	—	—	—	—
SFAS 143 implementation	(21.3)	—	—	—	—	—	—	—
Voluntary severance plan	—	—	—	(70.1)	—	—	—	—

Total special items (B)	(21.3)	(65.6)	—	(70.1)	—	—	—	—

Operational earnings (A-B)	129.1	187.3	272.9	36.7	115.7	195.0	258.0	74.7

As-reported earnings-trailing 12 months (C)	588.7	515.6	544.8	469.1	476.9	550.2	535.3	643.4
Preferred dividends	23.7	23.6	23.6	23.5	23.5	23.4	23.3	23.3
Tax-effected interest expense	284.9	277.9	271.2	258.1	251.2	246.5	236.8	235.9

As-reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	897.3	817.1	839.6	750.7	751.6	820.1	795.4	902.6
Special items in prior quarters	—	(21.3)	(86.9)	(86.9)	(135.7)	(70.1)	(70.1)	—
Special items 1Q03 through 4Q04	(21.3)	(65.6)	—	(70.1)	—	—	—	—
Total special items (E)	(21.3)	(86.9)	(86.9)	(157.0)	(135.7)	(70.1)	(70.1)	—

Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	918.6	904.0	926.5	907.7	887.3	890.2	865.5	902.6
Operational earnings, trailing 12 months (C-E)	610.0	602.5	631.7	626.1	612.6	620.3	605.4	643.4
Average invested capital (F)	12,611	13,083	12,752	12,796	12,622	12,956	12,654	12,514
Average common equity (G)	5,527	5,587	5,622	5,422	5,485	5,542	5,596	5,539

Gross debt (H)	6,671	7,527	6,863	6,851	6,843	6,592	6,543	6,394
Less cash and cash equivalents (I)	213	899	324	401	536	264	270	586
Net debt (H-I)	6,458	6,628	6,539	6,450	6,307	6,328	6,273	5,808

Total capitalization (J)	12,482	13,352	12,756	12,653	12,712	12,561	12,551	12,375
Less cash and cash equivalents (K)	213	899	324	401	536	264	270	586
Net capital (J-K)	12,269	12,453	12,432	12,252	12,176	12,297	12,281	11,789

(%)
ROIC – As-reported (D/F)	7.1	6.2	6.6	5.9	6.0	6.3	6.3	7.2
ROIC – Operational ((D-E)/F)	7.3	6.9	7.3	7.1	7.0	6.9	6.8	7.2
ROE – As-reported (C/G)	10.7	9.2	9.7	8.7	8.7	9.9	9.6	11.6
ROE – Operational ((C-E)/G)	11.0	10.8	11.2	11.5	11.2	11.2	10.8	11.6
Debt to capital ratio (H/J)	53.4	56.4	53.8	54.1	53.8	52.5	52.1	51.7
Net debt to net capital ratio ((H-I)/(J-K))	52.6	53.2	52.6	52.6	51.8	51.5	51.1	49.3

Calculations may differ due to rounding.

REG G RECONCILIATION

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2000-2004

($ millions)	2004	2003	2002	2001	2000
As-reported earnings (A)	134.4	118.2	127.9	170.4	129.3
Preferred dividends	7.8	7.8	7.8	7.7	7.8
Tax-effected interest expense	48.1	51.4	60.7	65.0	56.6

As-reported earnings including preferred dividends and tax-effected interest expense (B)	190.3	177.4	196.4	243.1	193.7

Special items
Voluntary Severance Plan	—	(28.4)	—	—	—
Merger Expenses	—	—	—	(0.4)	—
Total special items (C)	—	(28.4)	—	(0.4)	—

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	190.3	205.8	196.4	243.5	193.7
Operational earnings (A-C)	134.4	146.6	127.9	170.8	129.3
Average invested capital (D)	2,877	2,883	2,903	2,800	2,597
Average common equity (E)	1,303	1,254	1,229	1,184	1,098

Gross debt (F)	1,450	1,465	1,560	1,555	1,448
Less cash and cash equivalents (G)	90	9	96	103	8
Net debt (F-G)	1,360	1,456	1,464	1,452	1,440

Total capitalization (H)	2,894	2,860	2,906	2,899	2,701
Less cash and cash equivalents (I)	90	9	96	103	8
Net capitalization (H-I)	2,804	2,851	2,810	2,796	2,693

(%)
ROIC - as-reported (B/D)	6.6	6.2	6.8	8.7	7.5
ROIC - operational ((B-C)/D)	6.6	7.1	6.8	8.7	7.5
ROE - as-reported (A/E)	10.3	9.4	10.4	14.4	11.8
ROE - operational ((A-C)/E)	10.3	11.7	10.4	14.4	11.8
Debt to capital ratio (F/H)	50.1	51.2	53.7	53.6	53.6
Net debt to net capital ratio ((F-G)/(H-I))	48.5	51.1	52.1	51.9	53.5

ENTERGY GULF STATES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2000-2004

($ millions)	2004	2003	2002	2001	2000
As-reported earnings (A)	187.8	37.9	169.2	174.4	170.3
Preferred dividends	4.5	4.7	4.9	5.0	10.0
Tax-effected interest expense	76.3	88.7	83.2	101.7	93.6

As-reported earnings including preferred dividends and tax-effected interest expense (B)	268.6	131.3	257.3	281.1	273.9

Special items
River Bend Loss Provision	—	(65.6)	—	—	—
SFAS 143 Implementation	—	(21.3)	—	—	—
Voluntary Severance Plan	—	(15.5)	—	—	—
Merger Expenses	—	—	—	(0.4)	—
Total special items (C)	—	(102.4)	—	(0.4)	—

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	268.6	233.7	257.3	281.5	273.9
Operational earnings (A-C)	187.8	140.3	169.2	174.8	170.3
Average invested capital (D)	4,027	4,179	4,102	3,875	3,642
Average common equity (E)	1,740	1,710	1,684	1,598	1,511

Gross debt (F)	2,061	2,418	2,401	2,289	2,113
Less cash and cash equivalents (G)	7	206	318	124	68
Net debt (F-G)	2,054	2,212	2,083	2,165	2,045

Total capitalization (H)	3,893	4,161	4,198	4,006	3,743
Less cash and cash equivalents (I)	7	206	318	124	68
Net capitalization (H-I)	3,886	3,955	3,880	3,882	3,675

(%)
ROIC – As-reported (B/D)	6.6	3.1	6.3	7.3	7.5
ROIC – Operational ((B-C)/D)	6.6	5.6	6.3	7.3	7.5
ROE – As-reported (A/E)	10.8	2.2	10.0	10.9	11.3
ROE – Operational ((A-C)/E)	10.8	8.2	10.0	10.9	11.3
Debt to capital ratio (F/G)	52.9	58.1	57.2	57.1	56.4
Net debt to net capital ratio ((F-G)/(H-I))	52.8	55.9	53.7	55.8	55.6

Calculations may differ due to rounding.

REG G RECONCILIATION

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2000-2004

($ millions)	2004	2003	2002	2001	2000
As-reported earnings (A)	120.8	139.4	138.0	125.1	153.2
Preferred dividends	6.7	6.7	6.7	7.5	9.5
Tax-effected interest expense	42.7	43.9	59.6	69.4	66.5

As-reported earnings including preferred dividends and tax-effected interest expense (B)	170.2	190.0	204.3	202.0	229.2

Special items
Voluntary Severance Plan	—	(12.6)	—	—	—
Merger Expenses	—	—	—	(0.4)	—
Regulatory and Reserve Adjustments	—	—	—	—	(21.5)
Total special items (C)	—	(12.6)	—	(0.4)	(21.5)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	170.2	202.6	204.3	202.4	250.7
Operational earnings (A-C)	120.8	152.0	138.0	125.5	174.7
Average invested capital (D)	2,063	2,180	2,535	2,780	2,740
Average common equity (E)	970	971	1,101	1,232	1,192

Gross debt (F)	1,017	968	1,250	1,417	1,443
Less cash and cash equivalents (G)	146	9	312	42	44
Net debt (F-G)	871	959	938	1,375	1,399

Total capitalization (H)	2,090	2,036	2,324	2,745	2,815
Less cash and cash equivalents (I)	146	9	312	42	44
Net capitalization (H-I)	1,944	2,027	2,012	2,703	2,771

(%)
ROIC – As-reported (B/D)	8.2	8.7	8.1	7.3	8.4
ROIC – Operational ((B-C)/D)	8.2	9.3	8.1	7.3	9.1
ROE – As-reported (A/E)	12.5	14.4	12.5	10.1	12.9
ROE – Operational ((A-C)/E)	12.5	15.7	12.5	10.2	14.7
Debt to capital ratio (F/G)	48.7	47.5	53.8	51.6	51.2
Net debt to net capital ratio ((F-G)/(H-I))	44.8	47.3	46.6	50.9	50.5

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2000-2004

($ millions)	2004	2003	2002	2001	2000
As-reported earnings (A)	70.1	63.7	49.0	36.5	35.6
Preferred dividends	3.4	3.4	3.4	3.1	3.4
Tax-effected interest expense	25.6	26.8	25.9	30.0	26.5

As-reported earnings including preferred dividends and tax-effected interest expense (B)	99.1	93.9	78.3	69.6	65.5

Special items
Voluntary Severance Plan	—	(4.5)	—	—	—
Merger Expenses	—	—	—	(0.4)	—
Total special items (C)	—	(4.5)	—	(0.4)	—

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	99.1	98.4	78.3	70.0	65.5
Operational earnings (A-C)	70.1	68.2	49.0	36.9	35.6
Average invested capital (D)	1,289	1,296	1,232	1,122	1,010
Average common equity (E)	526	498	471	452	435

Gross debt (F)	695	730	765	655	585
Less cash and cash equivalents (G)	80	64	148	54	5
Net debt (F-G)	615	666	617	601	580

Total capitalization (H)	1,283	1,295	1,298	1,166	1,079
Less cash and cash equivalents (I)	80	64	148	54	5
Net capitalization (H-I)	1,203	1,231	1,150	1,112	1,074

(%)
ROIC – As-reported (B/D)	7.7	7.2	6.4	6.2	6.5
ROIC – Operational ((B-C)/D)	7.7	7.6	6.4	6.2	6.5
ROE – As-reported (A/E)	13.3	12.8	10.4	8.1	8.2
ROE – Operational ((A-C)/E)	13.3	13.7	10.4	8.2	8.2
Debt to capital ratio (F/H)	54.2	56.4	59.0	56.2	54.2
Net debt to net capital ratio ((F-G)/(H-I))	51.1	54.1	53.7	54.1	54.0

Calculations may differ due to rounding.

REG G RECONCILIATION

ENTERGY NEW ORLEANS FINANCIAL MEASURES - RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2000-2004

($ millions)	2004	2003	2002	2001	2000
As-reported earnings (A)	27.1	6.9	(1.2)	(3.2)	15.6
Preferred dividends	1.0	1.0	1.0	1.0	1.0
Tax-effected interest expense	9.5	9.6	13.0	11.1	9.2

As-reported earnings including preferred dividends and tax-effected interest expense (B)	37.6	17.5	12.8	8.9	25.8

Special items
Voluntary Severance Plan	—	(3.0)	—	—	—
Merger Expenses	—	—	—	(0.4)	—
Total special items (C)	—	(3.0)	—	(0.4)	—

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	37.6	20.5	12.8	9.3	25.8
Operational earnings (A-C)	27.1	9.9	(1.2)	(2.8)	15.6
Average invested capital (D)	393	380	379	366	335
Average common equity (E)	144	131	130	133	132

Gross debt (F)	230	229	229	229	199
Less cash and cash equivalents (G)	8	5	66	38	6
Net debt (F-G)	222	224	163	191	193

Total capitalization (H)	404	382	378	380	353
Less cash and cash equivalents (I)	8	5	66	38	6
Net capitalization (H-I)	396	377	312	342	347

(%)
ROIC – As-reported (B/D)	9.6	4.6	3.4	2.4	7.7
ROIC – Operational ((B-C)/D)	9.6	5.4	3.4	2.5	7.7
ROE – As-reported (A/E)	18.9	5.3	(0.9)	(2.4)	11.8
ROE – Operational ((A-C)/E)	18.9	7.6	(0.9)	(2.1)	11.8
Debt to capital ratio (F/H)	56.9	60.1	60.7	60.4	56.3
Net debt to net capital ratio ((F-G)/(H-I))	56.0	59.6	52.3	55.9	55.5

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2000-2004

($ millions)	2004	2003	2002	2001	2000
As-reported earnings (A)	105.9	106.0	103.4	116.4	93.7
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	36.0	39.5	46.7	84.5	72.5

As-reported earnings including preferred dividends and tax-effected interest expense (B)	141.9	145.5	150.1	200.9	166.2

Special items
Voluntary Severance Plan	—	(6.1)	—	—	—
Merger Expenses	—	—	—	(0.4)	—
Total special items (C)	—	(6.1)	—	(0.4)	—

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	141.9	151.6	150.1	201.3	166.2
Operational earnings (A-C)	105.9	112.1	103.4	116.8	93.7
Average invested capital (D)	1,832	1,850	1,877	1,954	2,078
Average common equity (E)	894	893	891	892	892

Gross debt (F)	940	936	979	993	1,132
Less cash and cash equivalents (G)	216	53	113	50	202
Net debt (F-G)	724	883	866	943	930

Total capitalization (H)	1,835	1,829	1,871	1,884	2,025
Less cash and cash equivalents (I)	216	53	113	50	202
Net capitalization (H-I)	1,619	1,776	1,758	1,834	1,823

(%)
ROIC – As-reported (B/D)	7.7	7.9	8.0	10.3	8.0
ROIC – Operational ((B-C)/D)	7.7	8.2	8.0	10.3	8.0
ROE – As-reported (A/E)	11.9	11.9	11.6	13.0	10.5
ROE – Operational ((A-C)/E)	11.9	12.6	11.6	13.1	10.5
Debt to capital ratio (F/H)	51.2	51.2	52.3	52.7	55.9
Net debt to net capital ratio ((F-G)/(H-I))	44.7	49.7	49.3	51.4	51.0

Calculations may differ due to rounding.

REG G RECONCILIATION

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2000-2004

($ millions)	2004	2003	2002	2001	2000
As-reported earnings (A)	245.0	300.8	200.5	127.9	49.2
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	33.0	21.2	29.1	34.3	8.7

As-reported earnings including preferred dividends and tax-effected interest expense (B)	278.0	322.0	229.6	162.2	57.9

Special items
SFAS 143 implementation	—	154.4	—	—	—
Voluntary severance plan	—	(51.8)	—	—	—
Total special items (C)	—	102.6	—	—	—

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	278.0	219.4	229.6	162.2	57.9
Operational earnings (A-C)	245.0	198.2	200.5	127.9	49.2
Average invested capital (D)	2,752	2,526	2,174	1,776	830
Average common equity (E)	2,000	1,654	1,164	591	157

Gross debt (F)	757	747	997	1,023	1,346
Less cash and cash equivalents (G)	140	149	158	139	645
Net debt (F-G)	617	598	839	884	701

Total capitalization (H)	2,808	2,696	2,356	1,993	1,559
Less cash and cash equivalents (I)	140	149	158	139	645
Net capitalization (H-I)	2,668	2,547	2,198	1,854	914

(%)
ROIC – As-reported (B/D)	10.1	12.8	10.6	9.2	7.0
ROIC – Operational ((B-C)/D)	10.1	8.6	10.6	9.2	7.0
ROE – As-reported (A/E)	12.3	18.2	17.2	21.7	31.3
ROE – Operational ((A-C)/E)	12.3	11.9	17.2	21.7	31.3
Debt to capital ratio (F/H)	27.0	27.7	42.3	51.3	86.4
Net debt to net capital ratio ((F-G)/(H-I))	23.1	23.5	38.2	47.7	76.7

Calculations may differ due to rounding.

REG G RECONCILIATION

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q03-4Q04

($ millions)	1Q03	2Q03	3Q03	4Q03	1Q04	2Q04	3Q04	4Q04
For the quarter:
As-reported earnings (A)	197.0	44.9	59.6	(0.7)	68.8	63.0	63.7	49.5
Special Items
SFAS 143 implementation	160.3	—	—	(5.8)	—	—	—	—
Voluntary severance plan	—	—	—	(51.8)	—	—	—	—

Total special items (B)	160.3	—	—	(57.6)	—	—	—	—

Operational earnings (A-B)	36.7	44.9	59.6	56.9	68.8	63.0	63.7	49.5

As-reported earnings-trailing 12 months (C)	357.4	348.8	335.3	300.8	172.6	190.8	194.9	245.0
Preferred dividends	—	—	—	—	—	—	—	—
Tax-effected interest expense	28.1	27.1	23.5	21.2	32.4	32.2	31.4	33.0

As-reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	385.5	375.9	358.8	322.0	205.0	223.0	226.3	278.0

Special items in prior quarters	—	160.3	160.3	160.3	(57.6)	(57.6)	(57.6)	—
Special items 1Q03 through 4Q04	160.3	—	—	(57.6)	—	—	—	—
Total special items (E)	160.3	160.3	160.3	102.6	(57.6)	(57.6)	(57.6)	—

Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	225.2	215.6	198.5	219.4	262.6	280.6	283.9	278.0
Operational earnings, trailing 12 months (C-E)	197.1	188.5	175.0	198.2	230.2	248.4	252.5	245.0
Average invested capital (F)	2,173	2,290	2,454	2,526	2,562	2,605	2,679	2,752
Average common equity (G)	1,277	1,350	1,558	1,654	1,799	1,823	1,955	2,000

Gross debt (H)	815	873	805	747	711	691	644	757
Less cash and cash equivalents (I)	95	103	155	149	179	215	235	140
Net debt (H-I)	720	770	650	598	532	476	409	617

Total capitalization (J)	2,363	2,514	2,603	2,696	2,760	2,696	2,754	2,808
Less cash and cash equivalents (K)	95	103	155	149	179	215	235	140
Net capital (J-K)	2,268	2,411	2,448	2,547	2,581	2,481	2,519	2,668

(%)
ROIC – As-reported (D/F)	17.7	16.4	14.6	12.8	8.0	8.6	8.4	10.1
ROIC – Operational ((D-E)/F)	10.4	9.4	8.1	8.6	10.2	10.7	10.6	10.1
ROE – As-reported (C/G)	28.0	25.9	21.5	18.2	9.6	10.5	10.0	12.3
ROE – Operational ((C-E)/G)	15.4	14.0	11.2	11.9	12.7	13.6	12.9	12.3
Debt to capital ratio (H/J)	34.5	34.7	30.9	27.7	25.8	25.6	23.4	27.0
Net debt to net capital ratio ((H-I)/(J-K))	31.7	31.9	26.6	23.5	20.6	19.2	16.2	23.1

Calculations may differ due to rounding.

INVESTOR INFORMATION

INVESTOR NEWS

Entergy’s quarterly earnings results, webcasts, presentations, and other news and information of investor interest may be obtained by visiting the investor information page on Entergy’s corporate website at www.entergy.com or calling Entergy Shareholder Direct at 1.888.ENTERGY (368.3749).

INVESTOR RELATIONS

Security analysts, portfolio managers, and other members of the financial community may contact:

Michele Lopiccolo

Vice President, Investor Relations

Telephone: 504.576.4879

E-mail: mlopicc@entergy.com

SHAREHOLDERS ACCOUNT INFORMATION

Mellon Investor Services, LLC is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks, or notifications of change of address should contact:

Mellon Investor Services

85 Challenger Road

Ridgefield Park, NJ 07660

Telephone: 1.800.333.4368

For Internet access: www.melloninvestor.com

CORPORATE GOVERNANCE

Entergy’s Corporate Governance Guidelines, Board Committee Charters for the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct may be accessed electronically be selecting the investor information page on Entergy’s corporate website at www.entergy.com.

ADDITIONAL INFORMATION

For copies of the above Corporate Governance documents, Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission, or for other investor information, call 1.800.292.9960 or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol “ETR.” The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Utilities Index, and the NYSE Composite Index, among others.

In June 2004, Entergy’s chief executive officer certified to the New York Stock Exchange that he was not aware of any violation of the New York Stock Exchange corporate governance listing standards.

Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of 2002, as exhibits to its Report on Form 10-K for the fiscal year ended December 31, 2004.

At year-end 2004 there were 216,829,059 shares of Entergy common stock outstanding. Shareholders of record totaled 51,572 and approximately 81,000 investors held Entergy stock in “street name” through a broker.

ENTERGY COMMON STOCK PRICES

The high and low trading prices for each quarterly period in 2004 and 2003 were as follows (in dollars):

	2004		2003
Quarter	High	Low	High	Low
1	60.20	56.01	49.55	42.26
2	59.92	50.64	54.38	45.90
3	61.98	54.43	54.99	47.75
4	68.67	60.08	57.24	51.06

DIVIDEND PAYMENTS

The Board of Directors declares common dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2005 are:

Declaration Date	Record Date	Payment Date
January 28	February 11	March 1
April 12	May 12	June 1
July 29	August 12	September 1
October 28	November 10	December 1

Quarterly common dividend payments (in cents-per-share):

Quarter	2005	2004	2003	2002	2001	2000
1	54	45	35	33	31 1/2	30
2	54	45	35	33	31 1/2	30
3		45	45	33	31 1/2	30
4		54	45	33	33	31 1/2

PREFERRED STOCK DIVIDEND PAYMENTS

The board of directors for each preferred stock issuer declares preferred dividends quarterly and sets the record and payment dates. Subject to their discretion, those dates for 2005 are:

Record Date

ELI and EMI	EGSI	EAI and ENOI
January 10	February 21	March 10
April 11	May 23	June 10
July 11	August 22	September 12
October 11	November 21	December 12

Payment Date
ELI and EMI	EGSI	EAI and ENOI
February 1	March 15	April 1
May 1	June 15	July 1
August 1	September 15	October 1
November 1	December 15	January 1, 2006

ENTERGY CORPORATION

POST OFFICE BOX 61000

NEW ORLEANS, LA 70161

WWW.ENTERGY.COM